4Q16 and FY2016 Financial Results January 20, 2017 Exhibit 99.2

Forward-looking statements and use of key performance metrics and Non-GAAP Financial Measures

This
document
contains
forward-looking
statements
within
the
Private
Securities
Litigation
Reform
Act
of
1995.
Any
statement
that
does
not
describe
historical
or
current
facts
is
a
forward-looking
statement.
These
statements
often
include
the
words
“believes,”
“expects,”
“anticipates,”
“estimates,”
“intends,”
“plans,”
“goals,”
“targets,”
“initiatives,”
“potentially,”
“probably,”
“projects,”
“outlook”
or
similar
expressions
or
future
conditional
verbs
such
as
“may,”
“will,”
“should,”
“would,”
and
“could.”
Forward-looking
statements
are
based
upon
the
current
beliefs
and
expectations
of
management,
and
on
information
currently
available
to
management.
Our
statements
speak
as
of
the
date
hereof,
and
we
do
not
assume
any
obligation
to
update
these
statements
or
to
update
the
reasons
why
actual
results
could
differ
from
those
contained
in
such
statements
in
light
of
new
information
or
future
events.
We
caution
you,
therefore,
against
relying
on
any
of
these
forward-looking
statements.
They
are
neither
statements
of
historical
fact
nor
guarantees
or
assurances
of
future
performance.
While
there
is
no
assurance
that
any
list
of
risks
and
uncertainties
or
risk
factors
is
complete,
important
factors
that
could
cause
actual
results
to
differ
materially
from
those
in
the
forward-looking
statements
include
the
following,
without
limitation:
negative
economic
conditions
that
adversely
affect
the
general
economy,
housing
prices,
the
job
market,
consumer
confidence
and
spending
habits
which
may
affect,
among
other
things,
the
level
of
nonperforming
assets,
charge-offs
and
provision
expense;
the
rate
of
growth
in
the
economy
and
employment
levels,
as
well
as
general
business
and
economic
conditions;
our
ability
to
implement
our
strategic
plan,
including
the
cost
savings
and
efficiency
components,
and
achieve
our
indicative
performance
targets;
our
ability
to
remedy
regulatory
deficiencies
and
meet
supervisory
requirements
and
expectations;
liabilities
and
business
restrictions
resulting
from
litigation
and
regulatory
investigations;
our
capital
and
liquidity
requirements
(including
under
regulatory
capital
standards,
such
as
the
Basel
III
capital
standards)
and
our
ability
to
generate
capital
internally
or
raise
capital
on
favorable
terms;
the
effect
of
the
current
low
interest
rate
environment
or
changes
in
interest
rates
on
our
net
interest
income,
net
interest
margin
and
our
mortgage
originations,
mortgage
servicing
rights
and
mortgages
held
for
sale;
changes
in
interest
rates
and
market
liquidity,
as
well
as
the
magnitude
of
such
changes,
which
may
reduce
interest
margins,
impact
funding
sources
and
affect
the
ability
to
originate
and
distribute
financial
products
in
the
primary
and
secondary
markets;
the
effect
of
changes
in
the
level
of
checking
or
savings
account
deposits
on
our
funding
costs
and
net
interest
margin;
financial
services
reform
and
other
current,
pending
or
future
legislation
or
regulation
that
could
have
a
negative
effect
on
our
revenue
and
businesses,
including
the
Dodd-Frank
Act
and
other
legislation
and
regulation
relating
to
bank
products
and
services;
a
failure
in
or
breach
of
our
operational
or
security
systems
or
infrastructure,
or
those
of
our
third
party
vendors
or
other
service
providers,
including
as
a
result
of
cyber
attacks;
and
management’s
ability
to
identify
and
manage
these
and
other
risks.
In
addition
to
the
above
factors,
we
also
caution
that
the
amount
and
timing
of
any
future
common
stock
dividends
or
share
repurchases
will
depend
on
our
financial
condition,
earnings,
cash
needs,
regulatory
constraints,
capital
requirements
(including
requirements
of
our
subsidiaries),
and
any
other
factors
that
our
board
of
directors
deems
relevant
in
making
such
a
determination.
Therefore,
there
can
be
no
assurance
that
we
will
pay
any
dividends
to
holders
of
our
common
stock,
or
as
to
the
amount
of
any
such
dividends.
More
information
about
factors
that
could
cause
actual
results
to
differ
materially
from
those
described
in
the
forward-looking
statements
can
be
found
under
“Risk
Factors”
in
Part
I,
Item
1A
in
our
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2015,
filed
with
the
United
States
Securities
and
Exchange
Commission
on
February
26,
2016.
Key
performance
metrics
and
Non-GAAP
Financial
Measures
Key
performance
metrics:
Our
management
team
uses
our
key
performance
metrics
(“KPMs”)
to
gauge
our
performance
and
progress
over
time
in
achieving
our
strategic
and
operational
goals
and
also
in
comparing
our
performance
against
our
peers.
In
connection
with
our
path
to
becoming
an
independent
public
company,
we
established
the
following
financial
targets,
in
addition
to
others,
as
KPMs.
These
KPMs
are
utilized
by
our
management
in
measuring
our
progress
against
financial
goals
and
as
a
tool
in
helping
assess
performance
for
compensation
purposes.
These
KPMs
can
largely
be
found
in
our
Registration
Statements
on
Form
S-1
and
our
periodic
reports,
which
are
filed
with
the
Securities
and
Exchange
Commission,
and
are
supplemented
from
time
to
time
with
additional
information
in
connection
with
our
quarterly
earnings
releases.
Our
key
performance
metrics
include:
Return
on
average
tangible
common
equity
(“ROTCE”);
Return
on
average
total
tangible
assets
(“ROTA”);
Efficiency
ratio;
Operating
leverage;
and
Common
equity
tier
1
capital
ratio
(Basel
III
fully
phased-in
basis).
In
establishing
goals
for
these
KPMs,
we
determined
that
they
would
be
measured
on
a
management-reporting
basis,
or
an
operating
basis,
which
we
refer
to
externally
as
“Adjusted”
results.
We
believe
that
these
“Adjusted”
results,
which
exclude
restructuring
charges,
special
items
and
and/or
notable
items,
as
applicable,
provide
the
best
representation
of
our
underlying
financial
progress
toward
these
goals
as
they
exclude
items
that
our
management
does
not
consider
indicative
of
our
on-going
financial
performance.
We
have
consistently
shown
these
metrics
on
this
basis
to
investors
since
our
initial
public
offering
in
September
of
2014.
Adjusted
KPMs
are
considered
Non-GAAP
Financial
Measures.
Non-GAAP
Financial
Measures:
This
document
contains
Non-GAAP
Financial
Measures.
The
tables
in
the
appendix
present
reconciliations
of
our
Non-GAAP
Financial
Measures.
These
reconciliations
exclude
restructuring
charges,
special
items
and/or
notable
items,
which
are
included,
where
applicable,
in
the
financial
results
presented
in
accordance
with
GAAP.
Restructuring
charges
and
special
items
include
expenses
related
to
our
efforts
to
improve
processes
and
enhance
efficiencies,
as
well
as
rebranding,
separation
from
RBS
and
regulatory
expenses.
Notable
items
include
certain
revenue
or
expense
items
that
may
occur
in
a
reporting
period,
which
management
does
not
consider
indicative
of
on-going
financial
performance.
The
Non-GAAP
Financial
Measures
presented
in
the
appendix
include
“noninterest
income”,
“total
revenue”,
“noninterest
expense”,
“pre-provision
profit”,
“income
before
income
tax
expense”,
“income
tax
expense”,
“net
income”,
“net
income
available
to
common
stockholders”,
“other
income”,
“salaries
and
employee
benefits”,
“outside
services”,
“occupancy”,
“equipment
expense”,
“other
operating
expense”,
“net
income
per
average
common
share”,
“return
on
average
common
equity”
and
“return
on
average
total
assets.”
We
believe
these
Non-GAAP
Financial
Measures
provide
useful
information
to
investors
because
these
are
among
the
measures
used
by
our
management
team
to
evaluate
our
operating
performance
and
make
day-to-day
operating
decisions.
In
addition,
we
believe
restructuring
charges,
special
items
and/or
notable
items
in
any
period
do
not
reflect
the
operational
performance
of
the
business
in
that
period
and,
accordingly,
it
is
useful
to
consider
these
line
items
with
and
without
restructuring
charges,
special
items
and/or
notable
items.
We
believe
this
presentation
also
increases
comparability
of
period-to-period
results.
Other
companies
may
use
similarly
titled
Non-GAAP
Financial
Measures
that
are
calculated
differently
from
the
way
we
calculate
such
measures.
Accordingly,
our
Non-GAAP
Financial
Measures
may
not
be
comparable
to
similar
measures
used
by
other
companies.
We
caution
investors
not
to
place
undue
reliance
on
such
Non-GAAP
Financial
Measures,
but
instead
to
consider
them
with
the
most
directly
comparable
GAAP
measure.
Non-GAAP
Financial
Measures
have
limitations
as
analytical
tools
and
should
not
be
considered
in
isolation,
or
as
a
substitute
for
our
results
as
reported
under
GAAP.

Table of contents

page
4Q16 highlights
4
4Q16 Adjusted
financial summary
7
Adjusted FY2016 performance vs. guidance
25
FY2017 outlook
26
1Q17 outlook
31
Appendix 1 –
Additional 2016 information
33
Appendix 2 –
Key performance metrics,
Non-GAAP Financial Measures and
reconciliations
41

Provision expense of $102 million increased $16 million from 3Q16, largely reflecting lower recoveries
Overall credit quality continues to improve; NPLs decreased 6% QoQ to 97 bps of loans
NPL coverage ratio of 118% vs. 112% in 3Q16 and 115% in 4Q15
Allowance to loans and leases of 1.15% vs. 1.18% in 3Q16 and 1.23% in 4Q15 reflects proactive effort to improve underlying credit quality
Generated 8% YoY average loan growth, with strength in both commercial and retail
NII up 13% YoY and 4% QoQ
NIM of 2.90% improved 6 bps from 3Q16 and 13 bps YoY, driven largely by improved loan yields
Consumer
Banking
initiatives
–
Solid
deposit
and
loan
growth,
improvement
in
conforming
mortgage
volume,
and
strong sales force expansion, with a record 43 net mortgage loan officer hires during the quarter, as well as 12 financial consultants. Checkup has resulted in ~400,000 scheduled appointments YTD
Commercial
Banking
initiatives
–
Strong
loan
growth
of
10%
YoY;
capital
markets
fees
remain
at
near
record
levels
with continued momentum in global markets and treasury solutions
4Q16 highlights
4
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning of this presentation for an explanation of their use and the appendix for their calculation and/or reconciliation to GAAP Financial Measures, as applicable. Adjusted results exclude restructuring charges, special items and/or notable items, as applicable.
2)
Current-period regulatory capital ratios are preliminary. Basel III ratios assume that certain definitions impacting qualifying Basel III capital will phase in through 2019.
Improving
profitability and
returns
Strong capital,
liquidity and funding
Excellent credit
quality
Continued progress
on strategic growth,
efficiency and
balance sheet
optimization
initiatives
Robust
capital
levels
with
a
common
equity
tier
1
ratio
of
11.2%
(2)
;
TBV
per
share
of
$25.69,
up
4%
from
4Q15
Repurchased $180 million of common shares during the quarter at an average price of $28.71
4Q16 average deposits increased $7.8 billion, or 8% vs. 4Q15; average loan-to-deposit ratio of 98%
Diluted
EPS
of
$0.55
up
31%
from
4Q15;
down
2%
from
3Q16
and
up
6%
from
Adjusted
3Q16
levels
Revenue
of
$1.4
billion,
up
11%
YoY
and
down
1%
QoQ;
Adjusted
revenue
up
4%
QoQ
Positive
operating
leverage
YoY
of
6%
-
efficiency
ratio
improved
~3.6
percentage
points
YoY
to
62%
(1)
Continued
progress
with
ROTCE
of
8.4%
compared
to
6.7%
in
4Q15
and
8.6%,
or
8.0%
on
an
Adjusted
basis,
in
3Q16
(1)
(1)
(1)

Restructuring charges, special items and/or notable items

$s in millions, except per share data
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning of this presentation for an explanation of their use and the appendix for their calculation and/or reconciliation to GAAP Financial Measures, as applicable. Adjusted results exclude restructuring charges, special items and/or notable items, as applicable.
2016
GAAP
results
include
a
net
$19
million
after-tax
benefit
tied
to
the
3Q16
TDR
Transaction
gain,
partially
offset
by
other
costs
associated
with
Asset
Finance
repositioning,
TOP
III
efficiency
initiatives
and
operational
items.
2015
GAAP
results
were
reduced
by
a
net
$31
million
after
tax
in
restructuring
charges
and
special
items
related
to
enhancing
efficiencies
and
improving
processes
across
the
organization
and
separation
from
The
Royal
Bank
of
Scotland
Group
plc
(“RBS”).
Restructuring charges, special items and/or notable items
(1)
4Q16 change
2016 change
($s in millions, except per share data)
4Q16
3Q16
from 3Q16
2016
2015
from 2015
Pre-tax net noninterest income
—
$
67
$
(67)
$
67
$
—
$
67
$
After-tax noninterest income
—
41
(41)
41
—
41
Pre-tax total noninterest expense
—
(36)
36
(36)
(50)
14
After-tax total noninterest expense
—
(22)
22
(22)
(31)
9
Pre-tax restructuring charges, special items
and notable items
—
31
(31)
31
(50)
81
After-tax restructuring charges, special items
and notable items
—
19
(19)
19
(31)
50
Diluted EPS impact
—
$
0.04
$
(0.04)
$
0.04
$
(0.06)
$
0.10
$

GAAP financial summary

1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning of this presentation for an explanation of their use and the appendix for their calculation and/or reconciliation to GAAP Financial Measures, as applicable. Adjusted results exclude restructuring charges, special items and/or notable items, as applicable.
2)
Includes held for sale. Loan-to-deposit ratio is period end.
3)
Full-time equivalent employees.
Linked quarter:
Net income available to common stockholders down 3% and EPS
down 2% from 3Q16 levels that included a net $19 million in
after-tax notable items
NII up $41 million, or 4%, reflecting 2% average loan growth and a
6 bp improvement in NIM given higher loan yields and rates
Noninterest income decreased $58 million from 3Q16 levels that included a $72 million net TDR gain
Noninterest expense decreased $20 million from 3Q16 levels that included $36 million of notable items in salaries and benefits, outside services and other
Provision for credit losses increased $16 million
Prior-year quarter:
Net income available to common stockholders up 28%, reflecting strong revenue growth and expense discipline coupled with
investments to drive future growth; diluted EPS up 31%
NII up $116 million, or 13%, reflecting 8% average loan growth and a 13 bp improvement in NIM given higher loan yields
Noninterest income up $15 million, largely reflecting growth in capital markets, mortgage banking, other income and FX & LC
fees partially offset by the card reward accounting change impact and lower trust and investment services fees
Noninterest expense up $37 million driven by growth in salaries and employee benefits, largely incentive compensation tied to revenue, as well as higher other expense, amortization of
software, occupancy and equipment expense partially offset by lower outside services
Provision for credit losses increased $11 million
Highlights
4%
113 bps
LQ excluding
notable
Items
2%
5%
4%
6%
41 bps
4Q16 change from
$s in millions
4Q16
3Q16
4Q15
3Q16
4Q15
$
%
$
%
Net interest income
986
$
945
$
870
$
41
$
4
%
116
$
13
%
Noninterest income
377
435
362
(58)
(13)
15
4
Total revenue
1,363
1,380
1,232
(17)
(1)
131
11
Noninterest expense
847
867
810
(20)
(2)
37
5
Pre-provision profit
516
513
422
3
1
94
22
Provision for credit losses
102
86
91
16
19
11
12
Income before income tax
expense
414
427
331
(13)
(3)
83
25
Income tax expense
132
130
110
2
2
22
20
Net income
282
$
297
$
221
$
(15)
$
(5)
61
$
28
Preferred dividends
—
$
7
$
—
$
(7)
$
(100)
—
$
—
Net income available to
common stockholders
282
$
290
$
221
$
(8)
$
(3)
%
61
$
28
%
$s in billions
Average interest-earning
assets
135
$
132
$
124
$
3
$
2
%
11
$
8
%
Average deposits
109
$
107
$
101
$
2
$
2
%
8
$
8
%
Key performance metrics
(1)
Net interest margin
2.90
%
2.84
%
2.77
%
6
bps
13
bps
Loan-to-deposit ratio
(2)
98.6
97.9
96.9
77
168
ROACE
5.7
5.8
4.5
(12)
119
ROTCE
8.4
8.6
6.7
(15)
168
ROA
0.8
0.8
0.6
(6)
12
ROTA
0.8
0.9
0.7
(7)
12
Efficiency ratio
62.2
%
62.9
%
65.8
%
(70)
bps
(358)
bps
FTEs
(3)
17,639
17,625
17,714
14
0
%
(75)
(0)
%
Per common share
Diluted earnings
0.55
$
0.56
$
0.42
$
(0.01)
$
(2)
%
0.13
$
31
%
Tangible book value
(1)
25.69
$
26.20
$
24.63
$
(0.51)
$
(2)
%
1.06
$
4
%
Average diluted shares
outstanding (in millions)
513.9
521.1
530.3
(7.2)
(1)
%
(16.4)
(3)
%
Growth in interest-rate products and leasing fees, mortgage
banking income, FX & LC fees and securities gains largely
offset by lower card fees
Adjusted results
(1)
reflect lower salaries and benefits, more
than offset by higher other expense, outside services and
equipment expense
(1)

1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning of this presentation for an explanation of their use and the appendix for their calculation and/or reconciliation to GAAP Financial Measures, as applicable. Adjusted results exclude restructuring charges, special items and/or notable items, as applicable.
Highlights
Linked quarter:
Net
income
available
to
common
stockholders
(1)
of
$282
million
increased
$11
million,
or
4%,
from
Adjusted
3Q16
levels
(1)
NII up $41 million, or 4%, reflecting 2% average loan growth and a 6 bp improvement in NIM given higher loan yields and rates
Adjusted
noninterest
income
(1)
increased
$9
million,
or
2%
Adjusted noninterest expense
(1)
increased $16 million, or 2%
Provision for credit losses up $16 million driven by higher net charge-offs tied to a $14 million reduction in recoveries and a
$7 million increase tied to a one-time methodology change in auto
Prior-year quarter:
Net income available to common stockholders of $282 million
increased $61 million, or 28%, reflecting 6.0% positive operating leverage. Diluted EPS of $0.55 increased 31%
NII
up
$116
million,
or
13%,
reflecting
8%
average
loan
growth
and
a
13 bp increase in NIM given higher loan yields and rates
Noninterest income
(1)
increased $15 million, or 4%
Noninterest expense
(1)
up $37 million, or 5%, driven by an increase in
salaries and employee benefits, largely incentive compensation tied to revenue as well as increased amortization of software and other expense
Provision for credit losses increased $11 million
4Q16
Adjusted
financial
summary
(1)
4Q16
(1)
change from
$s in millions
4Q16
Reported
3Q16
Adjusted
(1)
Reported
4Q15
Adjusted
3Q16
Reported
4Q15
Net interest income
986
$
945
$
870
$
4
%
13
%
Noninterest income
377
368
362
2
4
Total revenue
1,363
1,313
1,232
4
11
Noninterest expense
847
831
810
2
5
Net income available to
common stockholders
282
$
271
$
221
$
4
%
28
%
Key performance metrics
(1)
ROTCE
(1)
8.4
%
8.0
%
6.7
%
41
bps
168
bps
Efficiency ratio
(1)
62.2
%
63.3
%
65.8
%
(113)
bps
(358)
bps
Diluted EPS
0.55
$
0.52
$
0.42
$
6
%
31
%
Diluted
EPS
of
$0.55
increased
6%
(1)
Reflecting growth in interest-rate products and leasing fees, mortgage banking income, FX & LC fees, partially offset by lower card fees
Capital markets fees stable with strong 3Q16 results
Lower salaries and benefits more than offset by higher other expense, outside services and equipment expense
Adjusted
efficiency
ratio
improved
~113
bps
(1)
Strength in capital markets, mortgage banking, other income and
FX & LC fees were partially offset by the card reward accounting change impact and lower trust and investment services fees
Efficiency
ratio
improved
358
bps
(1)

FY16 vs FY15:
Net income available to common stockholders up $198 million, or 24%, from 2015. Includes a $50 million after-tax net benefit tied to the change in net restructuring charges, special items and notable items
Diluted EPS of $1.97, up $0.42, or 27%
NII up $356 million, reflecting 8% average loan growth and the benefit of balance sheet optimization strategies and higher
rates
Noninterest income increased $75 million, reflecting $67
million of notable items
—
Underlying results driven by strength in capital markets
fees, service charges and fees and mortgage fees, partially
offset by the card reward accounting change impact, lower
securities gains and trust and investment services fees
Noninterest expense increased $93 million from 2015 levels
that included $50 million in restructuring charges, special items and notable items, $14 million more than in 2016
—
Underlying results
reflect higher salaries and employee
benefits , amortization of software, equipment expense,
occupancy and outside services, partially offset by lower
other operating expense
Provision for credit losses increased $67 million
TBV per share of $25.69, up 4%
2016 GAAP financial summary
8
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning of this presentation for an explanation of their use and the appendix for their calculation and/or reconciliation to GAAP Financial Measures, as applicable. Adjusted results exclude restructuring charges, special items and/or notable items, as applicable.
2)
Includes held for sale. Loan-to-deposit ratio is period end.
3)
Full-time equivalent employees.
Highlights
8%
260 bps
YoY excluding
restructuring
charges/
notable
3%
14%
17%
20%
91 bps
2016 change from 2015
$s in millions
2016
2015
$
%
Net interest income
3,758
$
3,402
$
356
$
10
%
Noninterest income
1,497
1,422
75
5
Total revenue
5,255
4,824
431
9
Noninterest expense
3,352
3,259
93
3
Pre-provision profit
1,903
1,565
338
22
Provision for credit losses
369
302
67
22
Income before income tax
expense
1,534
1,263
271
21
Income tax expense
489
423
66
16
Net income
1,045
$
840
$
205
$
24
Preferred dividends
14
$
7
$
7
$
100
Net income available to
common stockholders
1,031
$
833
$
198
$
24
%
$s in billions
Average interest-earning assets
131
$
123
$
8
$
6
%
Average deposits
(2)
105
$
99
$
6
$
6
%
Key metrics
Net interest margin
2.86
%
2.75
%
11
bps
Loan-to-deposit ratio
(2)
98.6
96.9
168
ROACE
5.2
4.3
93
ROTCE
7.7
6.4
129
ROA
0.7
0.6
11
ROTA
0.8
0.7
11
Efficiency ratio
63.8
%
67.6
%
(376)
bps
FTEs
(3)
17,639
17,714
(75)
(0)
%
Per common share
Diluted earnings
1.97
$
1.55
$
0.42
$
27
%
Tangible book value
(1)
25.69
$
24.63
$
1.06
$
4
%
Average diluted shares
outstanding (in millions)
523.9
538.2
(14.3)
(3)
%
items
(1)

FY16 vs FY15:
Net income available to common stockholders up $148 million, or 17%, from 2015
Diluted EPS of $1.93, up $0.32, or 20%
NII up $356 million, reflecting 8% average loan growth and the benefit of balance sheet optimization strategies and higher rates
Noninterest income increased 1% relative to 2015
—
Strength in capital markets fees, service charges and fees and mortgage fees, was partially offset by the card reward accounting change impact, lower securities gains and trust and investment services fees
Noninterest expense increased $107 million, or 3%, from 2015 levels
—
Results
reflect higher salaries and employee benefits, amortization of software, equipment expense, outside services, and occupancy partially offset by lower other operating expense
Provision for credit losses increased $67 million
Efficiency ratio improved by 2.6%; positive operating leverage of 4.2%
9
Highlights
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning of this presentation for an explanation of their use and the appendix for their calculation and/or reconciliation to GAAP Financial Measures, as applicable. Adjusted results exclude restructuring charges, special items and/or notable items, as applicable.
Adjusted
2016
financial
summary
(1)
2016
2015
2016 change from 2015
$s in millions
Adjusted
(1)
Adjusted
(1)
$
%
Net interest income
3,758
$
3,402
$
356
$
10
%
Noninterest income
1,430
1,422
8
1
Total revenue
5,188
4,824
364
8
Noninterest expense
3,316
3,209
107
3
Net income available to
common stockholders
1,012
$
864
$
148
$
17
%
Key performance metrics
(1)
ROTCE
(1)
7.6
%
6.7
%
91
bps
Efficiency ratio
(1)
63.9
%
66.5
%
(260)
bps
Diluted EPS
1.93
$
1.61
$
0.32
$
20
%

Net interest income

Highlights
1)
Includes interest-bearing cash and due from banks and deposits in banks.
Linked quarter:
NII up $41 million, or 4%
Reflects 2% average loan growth driven by commercial,
mortgage, other unsecured retail and student loans
NIM of 2.90% improved 6 bps from the third quarter 2016
Improved commercial and consumer loan yields, including the
benefit of an increase in LIBOR, as well as lower pay-fixed swap costs, partially offset by an increase in deposit costs and the impact of an increase in investment portfolio balances
Prior-year quarter:
NII up $116 million, or 13%, with NIM up 13 bps
8% average loan growth
Growth in NIM driven by improved loan yields, reflecting
continued pricing and portfolio-optimization initiatives, the benefit from higher interest rates and a reduction in pay-fixed swap costs
NIM benefits were partially offset by a reduction in investment portfolio yields, which included a reduction in Federal Reserve
Bank stock dividends, as well as increased funding costs
Net interest income
$s in millions,
except earning
assets
Average interest-earning assets
Average interest-earning assets
Net interest income
Net interest margin
$s in billions
4Q15
1Q16
2Q16
3Q16
4Q16
Retail loans
52.4
$
53.2
$
53.5
$
54.3
$
55.5
$
Commercial loans
45.8

47.0

49.1

49.7

51.0

Investments and cash
(1)
25.7

25.5

26.0

27.1

27.7

Loans held for sale
0.3

0.4

0.8

0.5

0.6

Total interest-earning assets
124.2
$
126.2
$
129.5
$
131.7
$
134.8
$
Loan yields
3.34%
3.46%
3.48%
3.52%
3.58%
Total cost of funds
0.41%
0.40%
0.42%
0.44%
0.44%
$124B
$126B
$129B
$132B
$135B
870
904
923
945
986
4Q15
1Q16
2Q16
3Q16
4Q16
2.77%
2.86%
2.84%
2.84%
2.90%

2.77%
2.90%
0.21%
0.01%
(0.03)%
(0.06)%
4Q15 NIM%
Loan
yields
Borrowing
costs/other
Deposit
costs
Investment
portfolio
yield/growth
4Q16 NIM%
2.84%
2.90%
0.05%
0.03%
(0.01)%
(0.01)%
3Q16 NIM%
Loan
yields
Borrowing
costs/other
Deposit
costs
Investment
portfolio
yield/growth
4Q16 NIM%
Net interest margin

NIM walk 4Q15 to 4Q16
NIM walk 3Q16 to 4Q16

1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning of this presentation for an explanation of their use and the appendix for their calculation and/or reconciliation to GAAP Financial Measures, as applicable. Adjusted results exclude restructuring charges, special items and/or notable items, as applicable.
$377
$368
$362
4Q16
3Q16
4Q15
Service charges and fees
Card fees
Trust and inv services
FX & LC fees
Mortgage banking fees
Capital markets fee income
Securities gains (losses)
Adjusted other income
Noninterest income
Linked quarter:
Noninterest income decreased $58 million, or 13%, from 3Q16 levels that included a $67 million benefit from notable items in other income
Adjusted
noninterest
income
(1)
increased
$9
million,
or
2%
Service charges and fees were up slightly
Card fees declined modestly reflecting seasonally lower foreign
ATM fees
Mortgage banking fees increased $3 million reflecting improved mortgage servicing rights (“MSR”) valuation partially offset by lower loan sales gains
Capital markets fees were flat, in line with near-record 3Q16 levels with continued strong loan-syndications activity
FX & LC fees improved $2 million with continued momentum from expanded capabilities
Securities gains of $3 million tied to portfolio adjustments
Prior-year quarter:
Noninterest income increased $15 million, or 4%
Capital markets fees increased $19 million, reflecting healthier market conditions and ongoing momentum as we continue to broaden our capabilities
Mortgage banking fees grew $16 million, reflecting higher application and origination volumes with improved secondary mix, increased loan sales and spreads and improved MSR valuation
Service charges and fees decreased $3 million on lower commercial categories, including loan prepayment fees
Card fees were down $10 million from 4Q15 levels, largely reflecting the card reward accounting change impact
Other income up $3 million from 4Q15 levels, driven by an increase in interest-rate product revenue
12
Highlights
$s in millions
4Q16 change from
4Q16
3Q16
4Q15
3Q16
4Q15
$
%
$
%
Service charges and fees
153
$
152
$
156
$
1
$
1

%
(3)
$
(2)

%
Card fees
50

52

60

(2)

(4)

(10)

(17)

Trust & investment services fees
34

37

39

(3)

(8)

(5)

(13)

Mortgage banking fees
36

33

20

3

9

16

80

Capital markets fees
34

34

15

—

—

19

127

FX & LC fees
25

23

23

2

9

2

9

Securities gains, net
3

—

10

3

100

(7)

(70)

Other income
42

104

39

(62)

(60)

3

8

Reported noninterest income
377
$
435
$
362
$
(58)
$
(13)

%
15
$
4

%
Restructuring charges, special
items and/or notable items
(1)
—

67

—

(67)

(100)

—

NM
Adjusted noninterest income
(1)
377
$
368
$
362
$
9
$
2

%
15
$
4

%
Note: Other income includes bank-owned life insurance and other income.
(1)

4Q16 change from
4Q16
3Q16
4Q15
3Q16
4Q15
$
%
$
%
Salaries and benefits
420
$
432
$
402
$
(12)
$
(3)

%
18
$
4

%
Occupancy
77

78

74

(1)

(1)

3

4

Equipment expense
69

65

67

4

6

2

3

Outside services
98

102

104

(4)

(4)

(6)

(6)

Amortization of software
44

46

38

(2)

(4)

6

16

Other expense
139

144

125

(5)

(3)

14

11

Reported noninterest expense
847
$
867
$
810
$
(20)
$
(2)

%
37
$
5

%
Adjusted salaries and benefits
(1)
420
$
421
$
404
$
(1)
$
(0)

%
16
$
4

%
Occupancy
77

78

74

(1)

(1)

3

4

Equipment expense
69

65

67

4

6

2

3

Adjusted outside services
(1)
98

94

102

4

4

(4)

(4)

Adjusted amortization of software
(1)
44

43

38

1

2

6

16

Adjusted other expense
(1)
139

130

125

9

7

14

11

Adjusted noninterest expense
(1)
847
$
831
$
810
$
16
$
2

%
37
$
5

%
Noninterest expense
13
Highlights
(1)
(1)
(1)
$s in millions
Full-time equivalents (FTEs)
17,639
17,625
17,714
Linked quarter:
Noninterest expense decreased $20 million, or 2%, from 3Q16 levels that included $36 million of notable items
Adjusted
noninterest
expense
(1)
increased
$16
million,
or
2%
Salaries and employee benefits expense decreased $12 million from
3Q16
levels
and
remained
stable
on
an
Adjusted
basis
(1)
,
as
higher
revenue-based incentives were largely offset by a reduction
in benefits
FTEs increased 14, as efficiency reductions largely offset
strategic hiring
Equipment expense increased $4 million, reflecting increased vendor contract license and maintenance costs
Outside services down $4 million; increased $4 million on an Adjusted basis
(1)
, largely tied to consumer loan origination and servicing costs
Amortization of software decreased $2 million
Other expense decreased $5 million;
up $9 million on an Adjusted
basis
(1)
, reflecting higher fraud, legal and regulatory costs
Prior-year quarter:
Noninterest expense increased $37 million, or 5%, reflecting higher salaries and benefits, other expense and software amortization expense partially offset by the card reward accounting change impact
Salaries
and
employee
benefits
up
$16
million
from
Adjusted
4Q15
(1)
,
reflecting merit increases and higher revenue-based incentives
FTEs decreased 75, reflecting the benefit of our our efficiency initiatives which more than offset sales force and strategic hiring
Outside
services
decreased
$4
million
from
Adjusted
4Q15
(1)
,
related
to lower regulatory costs
Amortization of software was up $6
million
reflecting increased
technology investments
Other expense increased $14 million related to higher FDIC insurance expense and higher fraud, legal and regulatory costs
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning of this presentation for an explanation of their use and the appendix for their calculation and/or reconciliation to GAAP Financial Measures, as applicable. Adjusted results exclude restructuring charges, special items and/or notable items, as applicable.
(1)
$847
$831
$810
62%
63%
66%
4Q16
3Q16
4Q15
Adjusted all other
Occupancy & equipment
Adjusted salary and benefits
Adjusted efficiency ratio

4Q16 change from
$s in billions
4Q16
3Q16
4Q15
3Q16
4Q15
$
%
$
%
Investments and interest bearing
deposits
27.7
$
27.1
$
25.7
$
0.6
$
2

%
2.0
$
8

%
Total commercial loans
51.0

49.7

45.8

1.3

3

5.2

11

Total retail loans
55.5

54.3

52.4

1.2

2

3.1

6

Total loans and leases
106.5

104.0

98.2

2.5

2

8.3

8

Loans held for sale
0.6

0.5

0.3

0.0

3

0.2

65

Total interest-earning assets
134.8

131.7

124.2

3.1

2

10.6

8

Total noninterest-earning assets
12.6

12.7

12.1

(0.2)

(1)

0.5

4

Total assets
147.3
$
144.4
$
136.3
$
2.9
$
2

11.0
$
8

Low-cost core deposits
(1)
57.5

56.2

52.7

1.3

2

4.9

9

Money market deposits
38.4

37.6

36.5

0.8

2

1.9

5

Term deposits
13.2

12.8

12.2

0.4

3

1.0

8

Total deposits
109.1
$
106.6
$
101.4
$
2.5
$
2

7.8
$
8

Total borrowed funds
15.2

14.4

12.6

0.8

6

2.6

21

Total liabilities
127.4
$
124.3
$
116.7
$
3.1
$
2

10.7
$
9

Total stockholders' equity
19.9

20.1

19.6

(0.2)

(1)

0.3

1

Total liabilities and equity
147.3
$
144.4
$
136.3
$
2.9
$
2

%
11.0
$
8

%
Consolidated average balance sheet
Linked quarter:
Total earning assets up $3.1 billion, or 2%, with loan
growth of $2.5 billion, or 2%
—
Retail loans up $1.2 billion, or 2%, driven by growth
in Home Mortgage, Education Finance and
Consumer Unsecured, partially offset by
Home Equity
—
Commercial loans up $1.3 billion, or 3%, on
continued strength in Mid-corporate and Industry
Verticals and Commercial Real Estate
Total deposits increased $2.5 billion, or 2%, driven by
growth in demand deposits, money market and
term deposits
Borrowed funds increased $831 million, reflecting an
increase in short-term borrowings at quarter-end
Prior-year quarter:
Total earning assets up $10.6 billion, or 8%, with loan
growth of $8.3 billion, or 8%
—
Commercial loans up $5.2 billion, or 11%, driven by
strength in Mid-corporate and Industry Verticals,
Commercial Real Estate, and Franchise Finance,
partially offset by lower Asset Finance balances
—
Retail loans up $3.1 billion, or 6%, driven by
strength in Education Finance, Home Mortgage,
and Consumer Unsecured, partially offset by lower
Home Equity balances
Total deposits up $7.8 billion, or 8%, due to growth in
low-cost core deposits
Borrowed funds increased $2.6 billion, reflecting
growth in long-term senior debt and incremental long-
term FHLB borrowings as we continue to strengthen our
term funding profile
14
Highlights
Note: Loan portfolio trends reflect non-core portfolio impact not included in segment results on pages 15 and 16.
1)
Low-cost core deposits include demand, checking with interest and regular savings.
$134.8 billion
Interest-earning assets
$124.3 billion
Deposits/borrowed funds
Total
Retail
41%
Total
Commercial
38%
CRE
Other
Commercial
Residential
mortgage
Total home
equity
Automobile
Other
Retail
Investments
and
interest-bearing
deposits
Retail /
Personal
Commercial/
Municipal/
Wholesale
Borrowed
funds
8%
30%
11%
13%
10%
7%
21%
47%
41%
12%

$12.2
$12.7
$12.9
$13.6
$14.4
$17.2
$17.0
$16.6
$16.3
$16.0
$13.8
$13.8
$14.0
$14.1
$14.0
$3.7
$4.5
$5.1
$5.5
$5.9
$3.0
$3.0
$2.9
$2.9
$2.9
$2.6
$2.5
$2.5
$2.6
$3.0
$52.5B
$53.5B
$54.0B
$55.0B
$56.2B
4Q15
1Q16
2Q16
3Q16
4Q16
Mortgage
Home Equity
Auto
Student
Business Banking
Other
Consumer Banking average loans and leases
15
1)
Other includes Credit Card, RV, Marine, Other.
$s in billions
Linked quarter:
Average loans increased $1.2 billion, or 2%, largely reflecting growth in residential mortgages, student and other unsecured retail loans, partially offset by lower home equity balances
Consumer loan yields up 5 bps, reflecting the benefit of
continued improvement in mix toward student and other
unsecured retail
Prior-year quarter:
Average loans increased $3.7 billion, or 7%, driven by student loans, residential mortgages and unsecured retail loans
partially offset by lower home equity outstandings
Consumer loan yields up 23 bps, reflecting initiatives to
improve risk-adjusted returns, along with higher interest rates
Highlights
Average loans and leases
(1)
Yields
3.73%
3.84%
3.88%
3.91%
3.96%

Yields
2.57%
2.75%
2.80%
2.82%
2.93%
$6.5
$6.4
$6.9
$7.0
$7.3
$3.1
$3.5
$4.1
$4.2
$4.3
$3.5
$3.9
$4.2
$4.5
$4.7
$11.8
$11.9
$11.9
$12.0
$12.2
$6.1
$6.2
$6.1
$6.0
$4.9
$8.5
$8.7
$9.2
$9.5
$9.8
$3.0
$3.2
$3.5
$3.3
$3.7
$42.5B
$43.8B
$45.9B
$46.5B
$46.9B
4Q15
1Q16
2Q16
3Q16
4Q16
Mid-corporate
Industry Verticals
Franchise Finance
Middle Market
Asset Finance
Commercial Real Estate
Other
Commercial Banking average loans and leases
Linked quarter:
Average loans up $371 million, or 1%, as continued strength in
Mid-corporate and Industry Verticals and Commercial Real Estate was partially offset by the impact of the 3Q16 transfer of
$1.2 billion of leases and loans to non-core
Underlying average loans up 3%
Loan yields improved 11 bps given higher short-term LIBOR rates
Prior-year quarter:
Average loans up $4.4 billion, or 10%, on strength in Mid-
corporate and Industry Verticals, Commercial Real Estate ,
Franchise Finance and partially offset by the impact of the 3Q16 transfer to non-core
Underlying average loans up 13%
Loan yields increased 36 bps, reflecting improved mix and higher rates
16
1)
Other includes Business Capital, Govt, Corporate Finance, Treasury Solutions, Corporate and Commercial Banking Admin.
Highlights
$s in billions
Average loans and leases
(1)
3%
Growth rate
excluding 3Q16
impact of lease
portfolio move to
non-core
(1)

$44.6
$44.6
$44.9
$46.4
$47.2
$27.5
$27.2
$27.5
$27.5
$28.4
$17.1
$18.0
$19.0
$20.0
$20.3
$12.2
$12.2
$12.6
$12.8
$13.2
$1.6
$0.9
$1.0
$0.9
$1.0
$5.0
$3.1
$3.7
$2.6
$3.2
$6.0
$9.9
$10.3
$10.9
$11.0
$114.0B
$115.9B
$119.0B
$121.0B
$124.3B
4Q15
1Q16
2Q16
3Q16
4Q16
Money market & savings
DDA
Checking with interest
Term deposits
Total fed funds & repo
Short-term borrowed funds
Total long-term borrowings
Deposit cost of funds
0.24%
0.24%
0.24%
0.27%
0.28%
Total cost of funds
0.41%
0.40%
0.42%
0.44%
0.44%
Average funding and cost of funds
Linked quarter:
Total average deposits up $2.5 billion, or 2%
Largely growth in demand deposits, money market and
term deposits
Total deposit costs of 0.28% increased 1 bp, driven by
higher incremental commercial deposit growth and
rising short-term interest rates
Total cost of funds remained stable
Prior-year quarter:
Total average deposits increased $7.8 billion, or 8%, on
strength across all deposit categories
Total deposit costs increased 4 bps, driven by higher
short-term rates, which was largely offset by continued
pricing discipline
Total borrowed funds cost increase reflects continued shift
away from short-term funding
17
Highlights
Average interest-bearing liabilities and DDA
$s in billions

1,216
1,224
1,246
1,240
1,236
115%
113%
119%
112%
118%
4Q15
1Q16
2Q16
3Q16
4Q16
Allowance for loan and lease losses
NPL coverage ratio
($3)
$9
$2
$19
$16
$73
$67
$56
$59
$82
$7
$7
$7
$5
$6
$77
$83
$65
$83
$104
0.31%
0.33%
0.25%
0.32%
0.39%
4Q15
1Q16
2Q16
3Q16
4Q16
Commercial
Retail
SBO
Net c/o ratio
$77
$83
$65
$83
$104
$91
$91
$90
$86
$102
$1.1B
$1.1B
$1.0B
$1.1B
$1.0B
4Q15
1Q16
2Q16
3Q16
4Q16
Net charge-offs
Provision for credit losses
1.23%
1.21%
1.20%
1.18%
1.15%
Allowance to loan coverage ratio
Overall credit quality continued to improve, reflecting the benefit of growth in high quality lower risk retail loans and stabilization in commercial
NPLs to total loans and leases improved to 0.97% compared from 1.05% in 3Q16 and 1.07%
in 4Q15
NPLs decreased $62 million, reflecting a $53 million decrease in retail and a $9 million decrease in commercial
Net charge-offs of $104 million, or 0.39% of average loans and leases, increased $21 million from 3Q16
Commercial net charge-offs of $16 million decreased $3 million from 3Q16
Retail net charge-offs of $88 million increased $24 million due to increases in Auto and
Home Equity, driven by lower recoveries and a $7 million increase tied to a one-time methodology change in auto
Provision for credit losses of $102 million increased $16 million, largely driven by a $14 million reduction in recoveries of prior-period charge-offs from relatively high third quarter levels; YoY reflects impact of credit normalization and loan growth
Allowance to total loans and leases of 1.15% vs. 1.18% in 3Q16 and 1.23% in 4Q15 reflects proactive efforts to improve underlying credit quality
Strong credit-quality trends continue
18
Highlights
1)
Allowance for loan and lease losses to nonperforming loans and leases.
$s in millions
Net charge-offs (recoveries)
NPLs to loans
and leases
NPLs
(1)
1.07%
1.07%
1.01%
1.05%
0.97%
Provision for credit losses, charge-offs, NPLs
Allowance for loan and lease losses

as of
$s in billions (period-end)
4Q15
1Q16
2Q16
3Q16
4Q16
Basel III transitional basis
(1,2)
Common equity tier 1 capital
13.4
$
13.6
$
13.8
$
13.8
$
13.8
$
Risk-weighted assets
114.1
$
116.6
$
119.5
$
121.6
$
123.9
$
Common equity tier 1 ratio
11.7%
11.6%
11.5%
11.3%
11.2%
Total capital ratio
15.3%
15.1%
14.9%
14.2%
14.0%
Basel III fully phased-in
(1,3)
Common equity tier 1 ratio
11.7%
11.6%
11.5%
11.3%
11.1%
15.3%
15.1%
14.9%
14.2%
14.0%
11.7%
11.6%
11.5%
11.3%
11.2%
4Q15
1Q16
2Q16
3Q16
4Q16
Total capital ratio
Common equity tier 1 ratio
97%
99%
98%
98%
99%
4Q15
1Q16
2Q16
3Q16
4Q16
Capital and liquidity remain strong
19
Highlights
1)
Current-reporting period regulatory capital ratios are preliminary.
2)
Basel III ratios assume that certain definitions impacting qualifying Basel III capital will phase in through 2019. Ratios also reflect the required U.S. Standardized methodology for calculating RWAs, effective January 1, 2015.
3)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning of this presentation for an explanation of their use and the appendix for their calculation and/or reconciliation to GAAP Financial Measures, as applicable. Adjusted results exclude restructuring charges, special items and/or notable items, as applicable.
4)
Based on the September 2014 release of the U.S. version of the Liquidity Coverage Ratio (LCR). Note that as a modified LCR company, CFG’s minimal LCR requirement of 90% began January 2016.
Reflects current understanding of Net Stable Funding Ratio (NSFR).
5)
Period end includes held for sale.
Capital levels remain above regional peers
4Q16 Basel III common equity tier 1 ratio (transitional basis)
down ~16 basis points from 3Q16
Net income: ~23 bps increase
RWA growth: ~21 bps decrease
Dividends, treasury stock and other: ~18 bps decrease
LDR of 99% increased 77 bps from 3Q16
Fully compliant with LCR and current understanding of
NSFR
(4)
2016 CCAR plan reflects continued commitment toward
prudent return of capital with $690 million in
share repurchases
Repurchased $180 million, or 6.3 million common shares,
during the quarter at an average price of $28.71
Loan-to-deposit ratio
(5)
Capital ratio trend
(1,2)
(1,2)

Initiative
FY16
Status
Commentary
Reenergize household growth
Primary HHs up YoY. Citizens Checkup helped drive ~400,000 appointments in FY16 with focus on deepening relationships with mass affluent and affluent customers.
Expand mortgage sales force
Strong momentum in scaling the business; LOs up 96 in FY16 to 538, originations up 36% FY16 and 56% in 4Q16
vs. 4Q15; conforming mix surpassed 40% in 4Q16.
Optimize Auto
Continue to optimize returns of business through focus on most profitable dealers and increased pricing.
Reducing portfolio growth to make room for more attractive student and unsecured assets.
Grow Student/Installment Credit
Sustained momentum in Student with total loan balances up 60% compared to 4Q15 driven by steady growth in
Ed Refi. Apple program continues to grow; expanding unsecured platform through marketing and new partners.
Expand Business Banking
Increasing focus on deposits, cash management, and other fee income streams, with deposits up 6% vs. 4Q15.
Cost of deposits remains relatively stable at 11 bps and continues to provide attractive source of funds.
Expand Wealth sales force
Financial consultants up 13% in FY16 to 362. Total investment sales volume increased 10% vs. FY15 driven by
53% increase in fee-based sales. Revenue growth continues to take longer due to shift to fee-based business.
Build out Mid-Corp & verticals
Overall
loan
growth
of
over
20%
vs.
4Q15,
driven
by
Healthcare
and
Technology
industry
verticals,
which
had
loan growth of 39% vs. 4Q15. Fee income growth up $21 million, or 17% vs. FY15.
Continue development of Capital
and Global Markets activities
Continue to gain market share, fee income up 30% in FY16. Growth driven by robust syndications and expanded capabilities
in
interest
rate
and
FX
products.
Middle
Market
bookrunner
rank
improved
YoY
from
#9
to
#7
(1)
.
Build out Treasury Solutions
Fees up
11% in FY16 reflecting pricing increase, improving sales activity and 14% YoY increase in commercial card
with purchase volume up 14% YoY.
Grow Franchise Finance
Loans up 24% YoY and 6% QoQ. Added 64 net new clients in 2016, with continued focus on quick service, fast casual, and retail petrol franchise concepts.
Expand Middle Market
Reinvigorated
growth in business with origination volumes up 24% in FY16 vs. FY15 and 16% QoQ; however, loan
portfolio
relatively
flat,
with
initiatives
underway
to
grow
the
overall
portfolio.
Deposits
up
$575
million,
or 8%, and fee income up 12% vs. FY15 driven by
efforts to deepen relationships with customers.
Grow CRE
Continue
to
deepen
client
penetration
with
top
developers
in
core
geographies,
while
moderating
growth
in a
number
of
select
areas.
CRE
loans
grew
17%
in
FY16
to
$9.3
billion.
Reposition Asset Finance
Continue to realign product offering and strategy towards core Middle Market and Mid-Corp customers to drive improved spread and fees. Origination volume grew QoQ.
Balance Sheet Optimization
Continued
execution
of
balance
sheet
strategies
led
to
NIM
increase
of
~3
bps
(total
of
6
bps
including
yield
curve impact),
driven
by
improved
mix
and
pricing,
with
relatively
stable
deposit
costs.
TOP II
Achieved $105 million of P&L benefit in FY16. Initiatives largely completed.
TOP III
TOP III Program underway and on track to meet FY17 benefit of $100-$115 million.
Summary of progress on strategic initiatives
1)
Thomson Reuters LPC, FY16 data as of 12/31/16 based on number of deals for Overall Middle Market (defined as Borrower Revenues <$500MM and Deal Size <$500MM).
1)
Thomson Reuters LPC, FY16 data as of 12/31/16 based on number of deals for Overall Middle Market (defined as Borrower Revenues <$500MM and Deal Size <$500MM).

TOP II Program
TOP II Program
TOP III Program
TOP III Program
Revenue initiatives
Delivered over $60 million
Citizens Checkup: Launched with ~400,000 appointments
scheduled to-date; customer satisfaction has been positive with
78% very to completely satisfied
Consumer Retention: Initiative underway and showing strength in deposit retention; successful platinum launch driving retention with the Mass Affluent customer segment
Middle Market Share of Wallet: Opportunity pipeline remains
~2X larger than historical levels
(1)
leading to stronger capital
markets penetration
Commercial Pricing: Re-priced 12,000 cash management
accounts; improved loan pricing discipline and increased lending revenue by 13% and improved IRP spreads
(2)
Revenue initiatives
Delivered over $60 million
Citizens Checkup: Launched with ~400,000 appointments
scheduled to-date; customer satisfaction has been positive with
78% very to completely satisfied
Consumer Retention: Initiative underway and showing strength in deposit retention; successful platinum launch driving retention with the Mass Affluent customer segment
Middle Market Share of Wallet: Opportunity pipeline remains
~2X larger than historical levels
(1)
leading to stronger capital
markets penetration
Commercial Pricing: Re-priced 12,000 cash management
accounts; improved loan pricing discipline and increased lending revenue by 13% and improved IRP spreads
(2)
Expense initiatives
Delivered ~$40 million
Operations Transformation: Streamlining of organization
complete; focused on next wave of opportunities
Supply Chain Services: 2016 run-rate savings achieved driven by reduction in external resources and tightening of internal travel and office supplies policies
Expense initiatives
Delivered ~$40 million
Operations Transformation: Streamlining of organization
complete; focused on next wave of opportunities
Supply Chain Services: 2016 run-rate savings achieved driven by reduction in external resources and tightening of internal travel and office supplies policies
Revenue initiatives
Target ~$25-$30 million
Commercial Attrition: Predictive tool is now in the hands of our RMs that identifies at-risk clients and allows them to
proactively develop retention plans for those clients
Unsecured Lending: Initiative launched with good initial
customer responses; early read on performance is positive
Business Banking Share of Wallet:
Realignment of salesforce
complete; executing on plans to deepen relationships
Revenue initiatives
Target ~$25-$30 million
Commercial Attrition: Predictive tool is now in the hands of our RMs that identifies at-risk clients and allows them to
proactively develop retention plans for those clients
Unsecured Lending: Initiative launched with good initial
customer responses; early read on performance is positive
Business Banking Share of Wallet:
Realignment of salesforce
complete; executing on plans to deepen relationships
Expense initiatives
Target ~$55-$65 million
Consumer Efficiencies: First phase of streamlining non-revenue staff is complete; focus on branch optimization and efficiencies in the mortgage business
Commercial Efficiencies: Streamlining end-to-end processing
and portfolio management; actions are largely complete
Functional Efficiencies: Good progress on reengineering
processes; streamlining forecasting and reporting in finance and recruiting and training in HR
Fraud:
Project underway; initial focus on improving algorithms
and enhancing chargeback processes
Expense initiatives
Target ~$55-$65 million
Consumer Efficiencies: First phase of streamlining non-revenue staff is complete; focus on branch optimization and efficiencies in the mortgage business
Commercial Efficiencies: Streamlining end-to-end processing
and portfolio management; actions are largely complete
Functional Efficiencies: Good progress on reengineering
processes; streamlining forecasting and reporting in finance and recruiting and training in HR
Fraud:
Project underway; initial focus on improving algorithms
and enhancing chargeback processes
Tax efficiencies
Target ~$20 million
(3)
Tax-Rate Optimization: Aligning tax rate to peer levels; began to see benefit in 3Q16
and showing strength in investment and
historic tax credits
Tax efficiencies
Target ~$20 million
(3)
Tax-Rate Optimization: Aligning tax rate to peer levels; began to see benefit in 3Q16
and showing strength in investment and
historic tax credits
Launched mid 2015 —
Delivered $105 million in annual pre-tax
benefit for 2016
Launched mid 2016 —
Targeted run-rate
benefit of $100-$115 million by end of 2017
21
Tapping Our Potential (TOP) programs remain on track
Self funding necessary investments through our efficiency initiatives
1)
Represents opportunities per product specialist as of December 2016 vs. March 2015.
2)
Improved lending revenue and IRP (interest-rate products) pricing, as well as improved lending revenue on in-scope deals,  which exclude syndicated transactions, select franchise finance customers, asset-based lending deals and letters of credit.
3)
~$20 million pre-tax benefit; noninterest income pre-tax impact ~($20) million; tax expense benefit of ~$40 million on a pre-tax equivalent basis.

Consumer
Consumer
Commercial
Commercial
22
Consistently enhancing our capabilities and gaining market share
Continued strong focus on customer experience
—
Consistent customer branch experience; scores 10% above
surveyed
banks;
(1)
—
Top 5 JD Power recognition in mortgage servicing and origination; building multi-channel
service
capabilities
(2)
—
Top
5
Greenwich
study
in
Business
Banking
(3)
Enhancing competitive offerings to gain share
—
2016
mortgage
origination
volumes
up
36%,
versus
~13%
industry
growth
(4)
—
Continued momentum in student lending with ~6% national
market
share,
up
1%
from
prior
year
(5)
—
Innovative unsecured offerings through partnerships with global industry leaders
Introducing targeted product offerings tailored for key segments
—
Premier Banking solutions offer strong value proposition with comprehensive program that entitles clients to dedicated relationship manager
—
Continued hiring of Premier relationship managers augments retirement planning, business expertise and lending solutions platform
Leading with enhanced digital capabilities
—
Expanding digital investment advice through SigFig partnership
—
Launching small business automated application and underwriting process through Fundation
partnership
—
Streamlining account-opening experiences across channels
Continued investment in data analytics to deepen customer relationships
—
Customer analytics team delivered strong marketing and
efficiency results,
delivering a 32% increase in response rates
Citizens Checkup program continues to yield results
—
~400,000 scheduled appointments in 2016
—
Needs-based approach adds value through service and helps build and maintain relationships
Continued leading customer satisfaction scores
(6)
—
Overall satisfaction indicates continued progress in serving customers needs;
overall satisfaction score of 93% (Top 2 box score)
—
Satisfaction with relationship managers at 97% (Top-2 Box score)
Commenced operations of Citizens Capital Markets, Inc.
—
Serves customers through strategic advice for M&A, capital structure, valuation and capital raises via pubic offerings and private placements; expect to drive deeper share of wallet with existing credit relationships and attract new relationships
Enhanced infrastructure and analytics
—
Introduced new interest rate products-
and foreign
exchange-platform that facilitates risk monitoring and client delivery
—
Expanded asset-based and restructuring capabilities to help clients through the cycle
—
Developed client-profitability reporting to provide enhanced portfolio view to augment relationship management
—
Building digital onboarding capabilities and CRM tools for relationship managers to continue to improve sales effectiveness
Continued strength in loan syndications
—
$9.7 billion of loan syndications, with 122 transactions as lead left or joint lead arranger; growth of 26% and 22% versus 2015
—
Ranked fifth in loan overall middle market deals in 4Q16; improved from tenth versus
prior
year
(7)
—
Growth driven by thought leadership initiatives, with particular strength in healthcare, technology, franchise finance and leveraged finance
Continued improvement in Treasury Solutions products
—
Investing in new commercial online banking platform to improve cash management and other offerings
—
Will continue to focus on expansion of product penetration to existing base, cross-sell to new lending customers and customer-retention efforts to drive sustainable fee growth
1)
JD
Power
survey
results
reflect
2015
–
2016
assessment
period
and
derive
from
JD
Power
branch
servicing
assessment
score.
2)
JD Power survey results reflect 2015-2016 assessment period.
3)
Greenwich survey period from October 1, 2015 to September 30, 2016.
4)
2016 CFG mortgage volumes versus 2016 MBA Mortgage Finance Forecast as of December 14, 2016.
5)
Source: MeaureOne
based upon 2015-2016 Academic year.
6)
Source: Barlow 2015 Voice of the Customer Survey.
7)
Thomson Reuters LPC, Loan syndications 3Q16 ranking based on number of deals for Overall Middle Market (defined as Borrower Revenues < $500MM and Deal Size < $500MM) as of 12/31/2016.

Goal is to deliver a 10%+ run-rate ROTCE in the medium term

1.0%+
Adjusted
efficiency
ratio
(1)
~60%
10%+
Making consistent progress against our financial goals
Medium-term
Targets
Key Indicators
Adjusted
ROTCE
(1)
Adjusted return on
average total tangible
assets
(1)
EPS
Adjusted
Diluted EPS
(1)
Common equity
tier 1 ratio
(2)
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning of this presentation for an explanation of their use and the appendix for their calculation and/or reconciliation to GAAP Financial Measures, as applicable. Adjusted results exclude restructuring charges, special items and/or notable items, as applicable.
2)
Common equity tier 1 ("CET1") capital under Basel III replaced tier 1 common capital under Basel I effective January 1, 2015.
3)
Commencement of separation effort from RBS.
(3)
4.34%
5.24%
5.24%
6.28%
6.22%
6.76%
6.73%
6.67%
6.60%
6.75%
6.61%
7.30%
8.02%
8.43%
0.52%
0.59%
0.57%
0.68%
0.66%
0.69%
0.69%
0.67%
0.68%
0.67%
0.68%
0.72%
0.80%
0.79%
68%
68%
69%
70%
68%
67%
68%
67%
66%
66%
66%
65%
63%
62%
13.9%
13.5%
13.4%
13.3%
12.9%
12.4%
12.2%
11.8%
11.8%
11.7%
11.6%
11.5%
11.3%
11.2%
$0.26
$0.30
$0.30
$0.37
$0.36
$0.39
$0.39
$0.40
$0.40
$0.42
$0.41
$0.46
$0.52
$0.55
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16

Keys to successful 2017 financial performance

Expect improved economic environment with steady GDP growth, solid loan demand, and gradual rate hikes
Drive strong, prudent loan growth across consumer and commercial
Deliver improving NIM with continued focus on asset optimization and gathering low-cost deposits
Achieve improved noninterest income growth through realization on investments in key areas
Home Mortgage, Wealth Management, Capital Markets and Treasury Solutions
Maintain
strong
expense
discipline
while
continuing
to
fund
investments
in
technology,
products
and
services
Strong focus on continuous improvement and delivering benefits from TOP efficiency programs
Deliver 3-5% positive operating leverage
Will be the key to continued net income and EPS growth, must offset gradual normalization in provision expense
Continue efforts to normalize capital ratios and drive enhanced shareholder returns

Adjusted FY2016 guidance vs. Adjusted FY2015
(1,2)
FY2016 performance vs. guidance
25
Adjusted FY2016 actual results vs. Adjusted FY2015
(1)
Results reflect strong execution against targets
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning of this presentation for an explanation of their use and the appendix for their calculation and/or reconciliation to GAAP Financial Measures, as applicable. Adjusted results exclude restructuring charges, special items and/or notable items, as applicable.
2)
Guidance as provided on 4Q15 January 22, 2016 earnings call.
3)
Reflects impacts linked to higher revenues.
Net interest
income, net
interest margin
Operating
leverage,
efficiency ratio
Credit trends,
tax rate
Capital, liquidity
and funding
Key economic
assumptions
Balance sheet
growth
Noninterest
income
Net interest income growth of 7-10%
NIM improvement of 6-12 bps
Expense growth of 2.5-3.5%*; 1.3-2.3% including the impact of the card reward accounting change
Target 3-5% of positive operating leverage*
Efficiency ratio improves to 63-65%*
Provision expense $375-$425 million
Charge-off rates normalize modestly from unusually low
levels with modest reserve build to fund loan growth
Tax rate of ~33%
Targeting dividend payout
ratio in the 25-30% range, common
stock buyback TBD with CCAR
Year-end Basel III common equity tier 1 ratio 11.2-11.5%
Loan-to-deposit ratio ~98%
Continue to diversify funding sources with modest amount of
senior debt issuance
YE 2016: fed funds rate of ~85-90 bps (rate increases in July and December), 10-year Treasury rate of ~2.40%-2.50% range
Full-year GDP growth in the 2%-3% range
YE-2016 unemployment rate in the 4%-5% range
5-6% average earning asset growth
6-8% average loan growth
5-7% average deposit growth
5-7% noninterest income growth*; 2.5-4% including the impact of the card reward accounting change
Net interest income growth of 10%
NIM improvement of 11 bps
Expense growth of 3%
4.2% positive operating leverage
Efficiency ratio improved to 64%
(1)
Provision expense of $369 million
Charge-off rate of 32 bps up modestly from 30 bps
Tax rate of 31.7%
Dividend payout
ratio
of
24%, common stock buyback
Year-end Basel III common equity tier 1 ratio of 11.2%
Loan-to-deposit ratio of  99%
We issued $1.75 billion senior bank debt to broaden our
market access and diversify funding sources
YE 2016: fed funds rate of 75 bps
10-year Treasury rate of 2.00%
Full-year GDP growth of 1.6%
YE-2016 unemployment rate of 4.7%
6% average earning asset growth
8% average loan growth
6% average deposit growth
Growth in noninterest income of 1%
*Before the estimated effect of a prospective card reward accounting change.
(3)

FY2017 outlook

Net interest
income, net
interest margin
Net interest income growth of 8-9%
NIM improvement of 8-10 bps
Operating
leverage,
efficiency ratio
Credit trends,
tax rate
Expense growth of 3-3.5%
Target 3-5% of positive operating leverage
Efficiency ratio improves to 61-62%
Provision expense $425-$475 million
Charge-off rates normalize modestly with additional reserve build to fund loan growth
Tax rate of ~32%
FY2017 expectations vs. Adjusted FY2016
(1)
Capital,
liquidity and
funding
Targeting dividend payout
ratio in the 30-35% range, common stock buyback TBD
with CCAR
Year-end Basel III common equity tier 1 ratio 10.7-10.9%
Loan-to-deposit ratio ~98%
Key economic
assumptions
YE 2017: fed funds rate of ~1.25% (rate increase in June & November/December),
10-year Treasury rate of ~2.50-2.75% range
Full-year GDP growth in the 2-2.5% range
YE-2017 unemployment rate 4.5-4.7%
Balance sheet
growth
5.5-6.5% average earning asset growth
5.5-7% average loan growth
5.5-7% average deposit growth
Noninterest
income
3-5% noninterest income growth
(2)
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning of this presentation for an explanation of their use and the appendix for their calculation and/or reconciliation to GAAP Financial Measures, as applicable. Adjusted results exclude restructuring charges, special items and/or notable items, as applicable.
2)
Tax credit investments nets  down  by 1%
$3,758 million net interest income
2.86% NIM
$3,316 million noninterest expense
4% operating leverage
63.9% efficiency ratio
$369 million provision expense
32 bps of net charge-offs
31.7% tax rate
24% dividend payout ratio
11.2% CET1 ratio
99% loan-to-deposit ratio
YE 2016: fed funds rate of 75 bps
Full-year GDP growth of 1.6%
YE-2016 unemployment rate of 4.7%
$130.5 billion average earning assets
$103.4 billion average loans
$105.4 billion average deposits
$1,430 million noninterest income
Adjusted FY2016
(1)

FY2017 outlook compared with 2016

Net interest
income, net
interest margin
Operating
leverage,
efficiency ratio
Credit trends,
tax rate
Capital,
liquidity and
funding
Adjusted
2016
vs.
Adjusted
2015
(1)
FY2017
expectations
vs.
Adjusted
2016
(1)
Balance sheet
growth
5.5-6.5% average earning asset growth
5.5-7.0% average loan growth
5.5-7.0% average deposit growth
Noninterest
income
3-5% noninterest income growth
(1)
Net interest income growth of 10%
NIM improvement of 11 bps
Expense growth of 3%
4.2% positive operating leverage
(1)
Efficiency ratio improved to 64%
(1)
Provision expense of $369 million
Charge-off rate of 32 bps up modestly from 30 bps
Tax rate of 31.7%
Dividend payout
ratio of 24%, common stock buyback
Year-end Basel III common equity tier 1 ratio of 11.2%
Loan-to-deposit ratio of 99%
6% average earning asset growth
8% average loan growth
6% average deposit growth
Stable noninterest income
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning of this presentation for an explanation of their use and the appendix for their calculation and/or reconciliation to GAAP Financial Measures, as applicable. Adjusted results exclude restructuring charges, special items and/or notable items, as applicable.
Net interest income growth of 8-9%
NIM improvement of 8-10 bps
Expense growth of 3-3.5%
3-5% operating leverage
Efficiency ratio improves to 61-62%
Provision expense of $425-$475 million
Charge-off rates normalize modestly with additional reserve build to fund loan growth
Tax rate of ~32%
10.7-10.9% Basel III CET1
~98% LDR

NIM drivers and growth

Comments
Earning asset
mix
and yields
Some additional benefit from shift in loan mix to higher return products
Reduced back book runoff helping to mitigate
competitive commercial
pricing dynamics
Deposit/ funding
costs
Enhanced customer product offerings targeted at mass affluent and affluent deposit segments
Ongoing customer segmentation strategies
helping to limit pricing
pressures from higher-than-peer
deposit-growth targets
Yield
curve and
rate hike benefits
Dec 2016 rate increase expected to contribute
$45-55 million to NII, or
3-4 bps to NIM
(1)
Steepening yield curve expected to contribute $20-30 million to NII, or
~2 bps to NIM
(1)
Two rate increases anticipated in 2017
June rate increase expected to contribute
$25-35 million to NII, or 2-3 bps to NIM
(1)
November/December rate increase expected to contribute
~$5 million to NII
(1)
1)
Assumes December 31, 2016 implied forward curve.

NIM%
2.86%
(~1) bps
+21-27 bps
0 bps
(11-13) bps
Strong growth in net interest income
29
Net interest income outlook 2016-2017
(2)
NIM%
(1) bp
0 bps
2.75%
2.86%
+16 bps
(3) bps
(1) bps
(1)
Net interest income growth 2015-2016
2.94–2.96%
(1-3) bps
$3,402
$3,758
6.1%
6.2%
(1.2)%
(0.4)%
(0.3)%
2015
Loan growth
Loan mix/
yields
Investment
portfolio
Deposit
costs
Borrowings/
other
2016
$3,758
8-9%
growth
range
4.5-5.5%
8.0-9.0%
0.5-1.5%
(4.0-5.0%)
(1.0-2.0%)
2016
Loan growth
Loan mix/
yields & other
Investment
portfolio
Deposit costs
Borrowings/
other
2017 outlook
Other includes funding costs broadly offset by the benefit of swaps.
Assumes December 31, 2016 implied forward curve. December 2016 rate increase expected to contribute $65-$85 million to NII, or 5-6 bps to NIM. Two 2017 rate increases contribute $30-$40 million to NII or 2-3 bps to NIM.
1)
2)
(1)

Noninterest expense remains well controlled

Adjusted
noninterest
expense
(1)
trend
2015-2016
Noninterest expense outlook 2016-2017
(1)
(1)
$s in millions
5.5%
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning of this presentation for an explanation of their use and the appendix for their calculation and/or reconciliation to GAAP Financial Measures, as applicable. Adjusted results exclude restructuring charges, special items and/or notable items, as applicable.
Midpoint of 5.1%
(1)
$3,209
$3,316
1.8%
2.0%
0.7%
0.9%
(2.1)%
Adjusted 2015
Other salaries &
employee benefits
expense
Business growth
initiatives
Outside services,
occupancy & other
expense
Equipment and
amortization of
software expense
Efficiency initiatives
Adjusted 2016
$3,316
3.0-3.5%
growth
range
1.1-1.3%
1.6-1.9%
1.0-1.2%
0.9-1.1%
(1.7-1.9%)
Adjusted 2016
Other salaries &
employee benefits
expense
Business growth
initiatives
Outside services,
occupancy & other
expense
Equipment and
amortization of
software expense
Efficiency initiatives
2017 outlook

1Q17 outlook

Net interest
income, net
interest margin
Noninterest
expense
Credit trends,
tax rate
~1.5% loan growth
Expect ~2-3 basis point improvement in net interest margin given recent rate rise
Day count impact of ~$14 million decrease to NII
Up 1-2% given seasonal compensation impacts
Provision expense stable, lower NCOs
Tax rate of 30-31%
1Q17 expectations vs. 4Q16
Capital, liquidity
and funding
Quarter-end Basel III common equity tier 1 ratio ~11.1%
Loan-to-deposit ratio of ~98%
Preferred stock dividend of $7 million
Noninterest
income
Seasonally lower, particularly capital markets and service charges and fees, as well as rate impact on mortgage banking

Key messages

Citizens once again delivered strong results in 4Q16
Strong EPS growth, robust operating leverage, improving efficiency ratio and active capital management
ROTCE of 8.4% up from 4.3% three years ago in 3Q13
Delivering against strategic initiatives with strong growth in Capital Markets and improving results in
Mortgage Banking
Continued execution on growing attractive return portfolios and lower cost deposits
Prudent loan growth with continued improvement in credit quality
Tangible book value per share of $25.69 at quarter end, up 4% from 4Q15
Strong focus on continuous improvement and delivering benefits from TOP efficiency programs
Well positioned as we enter 1Q17 to capitalize on improving economic environment and rising rates
Key to financial results is to grow the balance sheet smartly with continued focus on building out fee businesses and delivering positive operating leverage
Capital and credit position remain strong
Peer-leading CET1 ratio permits both strong loan growth and returns to shareholders
Focused on delivering enhanced shareholder returns
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning of this presentation for an explanation of their use and the appendix for their calculation and/or reconciliation to GAAP Financial Measures, as applicable. Adjusted results exclude restructuring charges, special items and/or notable items, as applicable.

Appendix 1 – Additional 2016 information 33

Linked-quarter results

Period-end loans
$s in billions
(2)
2%
1%
1%
7%
Net income and EPS
$s in millions, except per share data
Equity return metrics
Period-end deposits
$s in billions
(1)
GAAP results
Adjusted results
(1)
Return on average total tangible assets
Adjusted return on average
total tangible assets
(1)
Return on average tangible common equity
Adjusted return on average
tangible common equity
EPS
2%
EPS
6%
7 bps
1 bps
15 bps
41 bps
Asset return metrics
$0.56
$0.52
$0.55
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning of this presentation for an explanation of their use and the appendix for their calculation and/or reconciliation to GAAP Financial Measures, as applicable. Adjusted results exclude restructuring charges, special items and/or notable items, as applicable.
2)
Excludes loans held for sale.
Pre-provision profit
$s in millions
(1)
GAAP results
Adjusted results
(1)
4Q16
4Q16
4Q16
4Q16
$513
$516
$482
3Q16
$105.5
$107.7
3Q16
4Q16
0.86%
0.79%
0.80%
3Q16
8.6%
8.4%
8.0%
3Q16
$297
$282
$278
3Q16
$108.3
$109.8
3Q16
4Q16

Quarter-over-quarter results

Pre-provision profit
$s in millions
Return on average total
tangible assets
$s in billions
Net income and EPS
$s in millions, except per share data
Return on average tangible
common equity
$s in billions
22%
Period-end loans
$s in billions
Period-end deposits
$s in billions
(1)
9%
7%
$0.42
$0.55
EPS
31%
12 bps
168 bps
1)
Excludes loans held for sale.
$221
$282
4Q15
4Q16
$422
$516
4Q15
4Q16
$99.0
$107.7
4Q15
4Q16
0.67%
0.79%
4Q15
4Q16
$102.5
$109.8
4Q15
4Q16
6.7%
8.4%
4Q15
4Q16

Full-year results

Pre-provision profit
$s in millions
Asset return metrics
Net income and EPS
$s in millions, except per share data
Equity return metrics
22%
Period-end loans
$s in billions
Period-end deposits
$s in billions
(2)
(1)
9%
7%
16%
GAAP results
Adjusted results
(1)
GAAP results
Adjusted results
$1.55
$1.61
$1.97
$1.93
EPS
27%
EPS
20%
11 bps
7 bps
129 bps
91 bps
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning of this presentation for an explanation of their use and the appendix for their calculation and/or reconciliation to GAAP Financial Measures, as applicable. Adjusted results exclude restructuring charges, special items and/or notable items, as applicable.
2)
Excludes loans held for sale.
(1)
Return on average tangible common equity
Adjusted return on average
tangible common equity
(1)
(1)
Return on average total tangible assets
Adjusted return on average
total tangible assets
$1,565
$1,903
$1,615
$1,872
2015
2016
$99.0
$107.7
2015
2016
0.65%
0.76%
0.68%
0.75%
2015
2016
6.4%
7.7%
6.7%
7.6%
2015
2016
$102.5
$109.8
2015
2016
$840
$1,045
$871
$1,026
2015
2016

Consumer Banking segment

-
-
Highlights
Linked quarter:
Net income was relatively flat
Net interest income up $18 million, or 3%, led by higher mortgage, student and unsecured retail loans and improved loan yields, partially offset by higher deposit costs
Average loans up $1.3 billion, or 2%, and average  deposits up
$1 billion, or 1%, from 3Q16
Noninterest income was relatively stable as higher mortgage
banking fees, driven by improved MSR valuations, despite lower sale gains, was more than offset by lower trust and investment fees and a seasonal reduction in card fees
Noninterest expense decreased modestly from 3Q16 levels that included $7 million of home equity notable items.
(1)
Results
excluding these items were largely driven by higher fraud and regulatory and legal costs and increased equipment and outside services costs offsetting lower salaries and benefits, nonperforming asset costs and occupancy expense
Provision for credit losses up $17 million
Prior-year quarter:
Net income up $25 million, or 37%
Net interest income up $74 million, led by higher student, mortgage and unsecured retail balances as well as improved loan yields and deposit spreads
Average loans up $4.0 billion, or 8%, and average deposits up
$2.2 billion, or 3%, from 4Q15
Noninterest income was relatively stable, driven by higher mortgage banking fees tied to wider gain on sale spreads, secondary volume and an MSR valuation increase, partially offset by the impact of the card reward accounting change
Noninterest expense increased $25 million, or 4%, driven by higher fraud, regulatory and legal costs, insurance costs and salaries and benefits expense, partially offset by the card reward accounting change impact
Provision for credit losses up $9 million, largely driven by higher net charge-offs in auto related to a one-time
methodology change
4Q16 change from
$s in millions
4Q16
3Q16
4Q15
3Q16
4Q15
$
%
$
%
Net interest income
639
$
621
$
565
$
18
$
3
%
74
$
13
%
Noninterest income
227
229
226
(2)
(1)
1
—
Total revenue
866
850
791
16
2
75
9
Noninterest expense
649
650
624
(1)
—
25
4
Pre-provision profit
217
200
167
17
9
50
30
Provision for credit losses
74
57
65
17
30
9
14
Income before income tax
expense
143
143
102
—
—
41
40
Income tax expense
51
51
35
—
—
16
46
Net income
92
$
92
$
67
$
—
$
—
%
25
$
37
%
Average balances
$s in billions
Total loans and leases
(2)
57
$
55
$
53
$
1
$
2
%
4
$
8
%
Total deposits
73
$
72
$
71
$
1
$
1
%
2
$
3
%
Mortgage Banking metrics
Originations
2,220
$
2,187
$
1,426
$
33
$
2
%
794
$
56
%
Origination Pipeline
1,868
2,835
1,684
(967)
(34)
%
184
11
%
Gain on sale of secondary
originations
1.81%
2.77%
1.77%
(96)
bps
4
bps
Key performance metrics
ROTCE
(1,3)
7.0%
7.0%
5.5%
(7)
bps
147
bps
Efficiency ratio
(1)
75%
76%
79%
(156)
bps
(395)
bps
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the end of this release for an explanation of our use of these metrics and Non-
GAAP Financial Measures and their reconciliation to GAAP financial measures. Adjusted results exclude restructuring charges, special items and/or notable items, as applicable.
2)
Includes held for sale.
3)
Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for tier 1 common equity and then allocate that approximation to the segments based on economic capital.

Commercial Banking segment

1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the end of this release for an explanation of our use of these metrics and Non-GAAP Financial Measures and their reconciliation to GAAP financial measures.
Adjusted results exclude restructuring charges, special items and/or notable items, as applicable.
2)
Includes held for sale.
3)
Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for tier 1 common equity and then allocate that approximation to the segments based on economic capital.
Highlights
Linked quarter:
Commercial Banking net income increased $10 million, or 6%
Total revenue increased $19 million, or 4%, driven by higher loan and deposit growth as well as improved spreads
Average loans up $400 million; deposits up $1.6 billion
Loan growth driven by strength in Mid-corporate and Industry
Verticals and Commercial Real Estate, partially offset a
$994 million average decrease related to the Asset Finance
lean and loan portfolio transfer to non-core at the
end of  3Q16
Noninterest income remained stable as modest growth in FX and
L/C fees and interest rate products was offset by reductions in other income, including lower leasing fees related to the Asset
Finance lease portfolio transfer to non-core
Noninterest expense increased $6 million, largely reflecting higher operational losses, higher salaries and benefits expense tied to incentive compensation and higher insurance costs, partially offset by lower depreciation expense related to the Asset Finance lease and loan portfolio transfer to non-core
Provision for credit losses up slightly
Prior-year quarter:
Net income increased $20 million, or 13%
Net interest income was up $46 million, or 15%, driven by strong loan and deposit growth and the benefit of higher interest rates
Noninterest income increased $15 million, largely reflecting strength in capital markets, interest rate products and FX fees, partially offset by lower leasing income related to the
Asset Finance lease
and loan
portfolio transfer to non-core
Noninterest expense increased $7 million, largely reflecting higher salaries and employee benefits tied to incentive compensation and higher benefits cost, partially offset by lower outside services and lower depreciation expense related to the Asset Finance lease-
portfolio transfer to non-core
Provision for credit losses increased $22 million, driven by increased losses largely related to higher charge-offs.
4Q16 change from
$s in millions
4Q16
3Q16
4Q15
3Q16
4Q15
$
%
$
%
Net interest income
347
$
327
$
301
$
20
$
6
%
46
$
15
%
Noninterest income
122
123
107
(1)
(1)
15
14
Total revenue
469
450
408
19
4
61
15
Noninterest expense
187
181
180
6
3
7
4
Pre-provision profit
282
269
228
13
5
54
24
Provision for credit losses
20
19
(2)
1
5
22
NM
Income before income tax
expense
262
250
230
12
5
32
14
Income tax expense
90
88
78
2
2
12
15
Net income
172
$
162
$
152
$
10
$
6
%
20
$
13
%
Average balances
$s in billions
Total loans and leases
(2)
47
$
47
$
43
$
0
$
1
%
4
$
10
%
Total deposits
29
$
28
$
25
$
2
$
6
%
5
$
20
%
Key performance metrics
ROTCE
(1,3)
12.9%
12.5%
12.6%
44
bps
37
bps
Efficiency ratio
(1)
40%
40%
44%
(38)
bps
(419)
bps

Other

Linked quarter:
Other recorded net income of $18 million, down $25 million,
largely
driven
by
the
net
impact
of
notable
items
recorded
in 3Q16
Other recorded no net interest income, an increase of $3 million, largely driven by higher investment income and higher non-core interest income related to the transfer of a $1.2 billion
Asset Finance lease and loan portfolio in 3Q16 and lower legacy swap expense
Noninterest income of $28 million
decreased $55 million, largely
reflecting the impact of the TDR Transaction gain in 3Q16
Noninterest expense of $11 million decreased $25 million, driven by
the
absence
of
notable
items
impact
in
3Q16
Provision for credit losses of $8 million decreased $2 million
Prior-year quarter:
Other net income increased $16 million, driven by a $20 million decrease in provision for credit losses
Net interest income decreased $4 million, reflecting higher
borrowed funds costs
Noninterest income remained relatively stable
Noninterest expense up $5 million from 4Q15, largely reflecting increased deprecation expense related to the Asset Finance lease and loan portfolio transfer to non-core
Provision for credit losses down $20 million, driven by a
$2 million reserve release compared to a $14 million reserve build in 4Q15
Highlights
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the end of this release for an explanation of our use of these metrics and Non-GAAP Financial Measures and their reconciliation to GAAP financial measures.
Adjusted results exclude restructuring charges, special items and/or notable items, as applicable.
4Q16 change from
$s in millions
4Q16
3Q16
4Q15
3Q16
4Q15
$
%
$
%
Net interest income
—
$
(3)
$
4
$
3
$
100
%
(4)
$
(100)
%
Noninterest income
28
83
29
(55)
(66)
(1)
(3)
Total revenue
28
80
33
(52)
(65)
(5)
(15)
Noninterest expense
11
36
6
(25)
(69)
5
83
Pre-provision profit (loss)
17
44
27
(27)
(61)
(10)
(37)
Provision for credit losses
8
10
28
(2)
(20)
(20)
(71)
Income (loss) before income
tax expense (benefit)
9
34
(1)
(25)
(74)
10
NM
Income tax expense (benefit)
(9)
(9)
(3)
—
—
(6)
(200)
Net income (loss)
18
$
43
$
2
$
(25)
$
(58)
%
16
$
NM
%
Average balances
$s in billions
Total loans and leases
3
$
3
$
3
$
1
$
30
%
—
$
7
%
Total deposits
7
$
7
$
6
$
—
$
(1)
%
1
$
13
%
(1)
(1)

$s in millions
Total
O/S
Utilized
%
Criticized
%
Nonaccrual
status
Less price-sensitive total
752
$
61%
4%
2
$
Upstream
268

72%
Oilfield Services
297

72%
Reserve-based lending (RBL)
348

58%
More price-sensitive total
914

66%
54%
158

Total Oil & Gas
1,666
$
64%
31%
160
$
Total Oil & Gas ex. Aircraft
1,340
$
58%
39%
158
$
B-
and
lower
Oil & Gas portfolio overview
40
Highlights
Total loans outstanding
(2)
Oil & Gas
All other loans
BBB+ to BBB-
BB+ to BB-
B+ to
B
22% investment grade
~$900 million
more sensitive
to declining oil
prices
Midstream
Integrated
Downstream
Reserve-based
lending (RBL)
Upstream,
Non-RBL
Oil Field
Services
Oil & Gas portfolio
by Sub-sector
(2)
Oil & Gas portfolio
by Investment grade-equivalent risk rating
(2)
4Q16 Oil & Gas outstandings
(1)
Well-diversified portfolio with ~100 clients
Includes $326 million of corporate aircraft leases arising from
Asset Finance
Nonperforming loans down $33 million from 3Q16, largely
reflecting pay downs on RBL portfolio
Existing RBL commitments declined by 7% due to 4Q16
borrowing base redeterminations and restructuring activity
Oil and gas portfolio loan loss reserves of $52 million as of
12/31/16
Reserves to total more price-sensitive loans of 7%
remained stable with 3Q16
(3)
1)
Includes Downstream, Integrated and Midstream sub-categories.
2)
Portfolio balances, risk rating and industry sector stratifications as of December 31, 2016.
3)
Reserves/(More price-sensitive Oil & Gas portfolio outstandings -
leases secured by aircraft ($129 million)).
1.6%
98.4%
21%
18%
16%
10%
9%
26%
22%
36%
15%
27%

Appendix 2 – Key performance metrics, Non-GAAP Financial Measures and reconciliations 41

Key performance metrics, Non-GAAP Financial Measures and reconciliations

(Adjusted excluding restructuring charges, special items and/or notable items)
$s in millions, except per share data
4Q16
3Q16
2Q16
1Q16
4Q15
2016
2015
$
%
$
%
$
%
Noninterest income, adjusted:
Noninterest income (GAAP)
$377
$435
$355
$330
$362
($58)
(13%)
$15
4
%
$1,497
$1,422
$75
5
%
Less: Special items
—
—
—
—
—
—
—
—
—
—
—
—
—
Less: Notable items
—
67
—
—
—
(67)
(100)
—
—
67
—
67
100
Noninterest income, adjusted (non-GAAP)
$377
$368
$355
$330
$362
$9
2
%
$15
4
%
$1,430
$1,422
$8
1
%
Total revenue, adjusted:
Total revenue (GAAP)
A
$1,363
$1,380
$1,278
$1,234
$1,232
($17)
(1%)
$131
11
%
$5,255
$4,824
$431
9
%
Less: Special items
—
—
—
—
—
—
—
—
—
—
—
—
—
Less: Notable items
—
67
—
—
—
(67)
(100)
—
—
67
—
67
100
Total revenue, adjusted (non-GAAP)
B
$1,363
$1,313
$1,278
$1,234
$1,232
$50
4
%
$131
11
%
$5,188
$4,824
$364
8
%
Noninterest expense, adjusted:
Noninterest expense (GAAP)
C
$847
$867
$827
$811
$810
($20)
(2%)
$37
5
%
$3,352
$3,259
$93
3
%
Less: Restructuring charges and special items
—
—
—
—
—
—
—
—
—
—
50
(50)
(100)
Less: Notable items
—
36
—
—
—
(36)
(100)
—
—
36
—
36
100
Noninterest expense, adjusted (non-GAAP)
D
$847
$831
$827
$811
$810
$16
2
%
$37
5
%
$3,316
$3,209
$107
3
%
Pre-provision profit, adjusted:
Total revenue, adjusted (non-GAAP)
$1,363
$1,313
$1,278
$1,234
$1,232
$50
4
%
$131
11
%
$5,188
$4,824
$364
8
%
Less: Noninterest expense, adjusted (non-GAAP)
847
831
827
811
810
16
2
37
5
3,316
3,209
107
3
Pre-provision profit, adjusted (non-GAAP)
$516
$482
$451
$423
$422
$34
7
%
$94
22
%
$1,872
$1,615
$257
16
%
Income before income tax expense, adjusted:
Income before income tax expense (GAAP)
$414
$427
$361
$332
$331
($13)
(3%)
$83
25
%
$1,534
$1,263
$271
21
%
Less: Income before income tax expense (benefit) related to
restructuring charges and special items
—
—
—
—
—
—
—
—
—
—
(50)
50
100
Less: Income before income tax expense (benefit) related to
notable items
—
31
—
—
—
(31)
(100)
—
—
31
—
31
100
Income before income tax expense, adjusted (non-GAAP)
$414
$396
$361
$332
$331
$18
5
%
$83
25
%
$1,503
$1,313
$190
14
%
Income tax expense, adjusted:
Income tax expense (GAAP)
$132
$130
$118
$109
$110
$2
2
%
$22
20
%
$489
$423
$66
16
%
Less: Income tax expense (benefit) related to restructuring
charges and special items
—
—
—
—
—
—
—
—
—
—
(19)
19
100
Less: Income tax expense (benefit) related to notable items
—
12
—
—
—
(12)
(100)
—
—
12
—
12
100
Income tax expense, adjusted (non-GAAP)
$132
$118
$118
$109
$110
$14
12
%
$22
20
%
$477
$442
$35
8
%
Net income, adjusted:
Net income (GAAP)
E
$282
$297
$243
$223
$221
($15)
(5%)
$61
28
%
$1,045
$840
$205
24
%
Add: Restructuring charges and special items, net of income
tax expense (benefit)
—
—
—
—
—
—
—
—
—
—
31
(31)
(100)
Add: Notable items, net of income tax expense (benefit)
—
(19)
—
—
—
19
100
—
—
(19)
—
(19)
(100)
Net income, adjusted (non-GAAP)
F
$282
$278
$243
$223
$221
$4
1
%
$61
28
%
$1,026
$871
$155
18
%
Net income available to common stockholders, adjusted:
Net income available to common stockholders (GAAP)
G
$282
$290
$243
$216
$221
($8)
(3%)
$61
28
%
$1,031
$833
$198
24
%
Add: Restructuring charges and special items, net of income
tax expense (benefit)
—
—
—
—
—
—
—
—
—
—
31
(31)
(100)
Add: Notable items, net of income tax expense (benefit)
—
(19)
—
—
—
19
100
—
—
(19)
—
(19)
(100)
Net income available to common stockholders, adjusted (non-
GAAP)
H
$282
$271
$243
$216
$221
$11
4
%
$61
28
%
$1,012
$864
$148
17
%
Effective income tax rate, adjusted:
Effective income tax rate
31.9%
33.5%
Effective income tax rate, adjusted:
31.7
33.7
QUARTERLY TRENDS
FULL YEAR
4Q16 Change
2016 Change
3Q16
4Q15
2015

Key performance metrics, Non-GAAP Financial Measures and reconciliations

(Adjusted excluding restructuring charges, special items and/or notable items)
$s in millions, except per share data
4Q16
3Q16
2Q16
1Q16
4Q15
2016
2015
$/bps
%
$/bps
%
$/bps
%
Operating leverage:
Total revenue (GAAP)
A
$1,363
$1,380
$1,278
$1,234
$1,232
($17)
(1.23%)
$131
10.63
%
$5,255
$4,824
$431
8.93
%
Less: Noninterest expense (GAAP)
C
847
867
827
811
810
(20)
(2.31)
37
4.57
3,352
3,259
93
2.85
Operating leverage
1.08
%
6.06
%
6.08
%
Operating leverage, adjusted:
Total revenue, adjusted (non-GAAP)
B
$1,363
$1,313
$1,278
$1,234
$1,232
$50
3.81
%
$131
10.63
%
$5,188
$4,824
$364
7.55
%
Less: Noninterest expense, adjusted (non-GAAP)
D
847
831
827
811
810
16
1.93
37
4.57
3,316
3,209
107
3.33
Operating leverage, adjusted (non-GAAP)
1.88
%
6.06
%
4.22
%
Efficiency ratio and efficiency ratio, adjusted:
Efficiency ratio
C/A
62.18
%
62.88
%
64.71
%
65.66
%
65.76
%
(70)
bps
(358)
bps
63.80
%
67.56
%
(376)
bps
Efficiency ratio, adjusted (non-GAAP)
D/B
62.18
63.31
64.71
65.66
65.76
(113)
bps
(358)
bps
63.92
66.52
(260)
bps
Return on average common equity and return on average common equity, adjusted:
Average common equity (GAAP)
I
$19,645
$19,810
$19,768
$19,567
$19,359
($165)
(1%)
$286
1
%
$19,698
$19,354
$344
2
%
Return on average common equity
G/I
5.70
%
5.82
%
4.94
%
4.45
%
4.51
%
(12)
bps
119
bps
5.23
%
4.30
%
93
bps
Return on average common equity, adjusted (non-GAAP)
H/I
5.70
5.44
4.94
4.45
4.51
26
bps
119
bps
5.14
4.46
68
bps
Return on average tangible common equity and return on average tangible common equity, adjusted:
Average common equity (GAAP)
I
$19,645
$19,810
$19,768
$19,567
$19,359
($165)
(1%)
$286
1
%
$19,698
$19,354
$344
2
%
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
—
—
—
—
6,876
6,876
—
—
Less: Average other intangibles (GAAP)
1
1
2
3
3
—
—
(2)
(67)
2
4
(2)
(50)
Add: Average deferred tax liabilities related to goodwill (GAAP)
523
509
496
481
468
14
3
55
12
502
445
57
13
Average tangible common equity
J
$13,291
$13,442
$13,386
$13,169
$12,948
($151)
(1%)
$343
3
%
$13,322
$12,919
$403
3
%
Return on average tangible common equity
G/J
8.43
%
8.58
%
7.30
%
6.61
%
6.75
%
(15)
bps
168
bps
7.74
%
6.45
%
129
bps
Return on average tangible common equity, adjusted (non-GAAP)
H/J
8.43
8.02
7.30
6.61
6.75
41
bps
168
bps
7.60
6.69
91
bps
Return on average total assets and return on average total assets, adjusted:
Average total assets (GAAP)
K
$147,315
$144,399
$142,179
$138,780
$136,298
$2,916
2
%
$11,017
8
%
$143,183
$135,070
$8,113
6
%
Return on average total assets
E/K
0.76
%
0.82
%
0.69
%
0.65
%
0.64
%
(6)
bps
12
bps
0.73
%
0.62
%
11
bps
Return on average total assets, adjusted (non-GAAP)
F/K
0.76
0.77
0.69
0.65
0.64
(1)
bps
12
bps
0.72
0.64
8
bps
Return on average total tangible assets and return on average total tangible assets, adjusted:
Average total assets (GAAP)
K
$147,315
$144,399
$142,179
$138,780
$136,298
$2,916
2
%
$11,017
8
%
$143,183
$135,070
$8,113
6
%
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
—
—
—
—
6,876
6,876
—
—
Less: Average other intangibles (GAAP)
1
1
2
3
3
—
—
(2)
(67)
2
4
(2)
(50)
Add: Average deferred tax liabilities related to goodwill (GAAP)
523
509
496
481
468
14
3
55
12
502
445
57
13
Average tangible assets
L
$140,961
$138,031
$135,797
$132,382
$129,887
$2,930
2
%
$11,074
9
%
$136,807
$128,635
$8,172
6
%
Return on average total tangible assets
E/L
0.79
%
0.86
%
0.72
%
0.68
%
0.67
%
(7)
bps
12
bps
0.76
%
0.65
%
11
bps
Return on average total tangible assets, adjusted (non-GAAP)
F/L
0.79
0.80
0.72
0.68
0.67
(1)
bps
12
bps
0.75
0.68
7
bps
QUARTERLY TRENDS
FULL YEAR
4Q16 Change
2016 Change
3Q16
4Q15
2015

Key performance metrics, Non-GAAP Financial Measures and reconciliations

1)
Basel III ratios assume certain definitions impacting qualifying Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US
Standardized methodology for calculating RWAs, effective January 1, 2015.
(Adjusted excluding restructuring charges, special items and/or notable items)
$s in millions, except per share data
4Q16
3Q16
2Q16
1Q16
4Q15
2016
2015
$/bps
%
$/bps
%
$/bps
%
Tangible book value per common share:
Common shares -
at end of period (GAAP)
M
511,954,871
518,148,345
529,094,976
528,933,727
527,774,428
(6,193,474)
(1%)
(15,819,557)
(3%)
511,954,871
527,774,428
(15,819,557)
(3%)
Common stockholders' equity (GAAP)
$19,499
$19,934
$19,979
$19,718
$19,399
($435)
(2)
$100
1
$19,499
$19,399
$100
1
Less: Goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
—
—
—
—
6,876
6,876
—
—
Less: Other intangible assets (GAAP)
1
1
2
3
3
—
—
(2)
(67)
1
3
(2)
(67)
Add: Deferred tax liabilities related to goodwill (GAAP)
532
519
507
494
480
13
3
52
11
532
480
52
11
Tangible common equity
N
$13,154
$13,576
$13,608
$13,333
$13,000
($422)
(3%)
$154
1
%
$13,154
$13,000
$154
1
%
Tangible book value per common share
N/M
$25.69
$26.20
$25.72
$25.21
$24.63
($0.51)
(2%)
$1.06
4
%
$25.69
$24.63
$1.06
4
%
Net income per average common share -
basic and diluted, adjusted:
Average common shares outstanding -
basic (GAAP)
O
512,015,920
519,458,976
528,968,330
528,070,648
527,648,630
(7,443,056)
(1%)
(15,632,710)
(3%)
522,093,545
535,599,731
(13,506,186)
(3%)
Average common shares outstanding -
diluted (GAAP)
P
513,897,085
521,122,466
530,365,203
530,446,188
530,275,673
(7,225,381)
(1)
(16,378,588)
(3)
523,930,718
538,220,898
(14,290,180)
(3)
Net income available to common stockholders (GAAP)
G
$282
$290
$243
$216
$221
($8)
(3)
$61
28
$1,031
$833
$198
24
Net income per average common share -
basic (GAAP)
G/O
0.55
0.56
0.46
0.41
0.42
(0.01)
(2)
0.13
31
1.97
1.55
0.42
27
Net income per average common share -
diluted (GAAP)
G/P
0.55
0.56
0.46
0.41
0.42
(0.01)
(2)
0.13
31
1.97
1.55
0.42
27
Net income available to common stockholders, adjusted (non-GAAP)
H
282
271
243
216
221
11
4
61
28
1,012
864
148
17
Net income per average common share -
basic, adjusted (non-GAAP)
H/O
0.55
0.52
0.46
0.41
0.42
0.03
6
0.13
31
1.94
1.61
0.33
20
Net income per average common share -
diluted, adjusted (non-GAAP)
H/P
0.55
0.52
0.46
0.41
0.42
0.03
6
0.13
31
1.93
1.61
0.32
20
Pro forma Basel III fully phased-in common equity tier 1 capital ratio
1
:
Common equity tier 1 (regulatory)
$13,822
$13,763
$13,768
$13,570
$13,389
Less: Change in DTA and other threshold deductions (GAAP)
—
—
1
1
2
Pro forma Basel III fully phased-in common equity tier 1
Q
$13,822
$13,763
$13,767
$13,569
$13,387
Risk-weighted assets (regulatory general risk weight approach)
$123,857
$121,612
$119,492
$116,591
$114,084
Add: Net change in credit and other risk-weighted assets (regulatory)
244
228
228
232
244
Pro forma Basel III standardized approach risk-weighted assets
R
$124,101
$121,840
$119,720
$116,823
$114,328
Pro forma Basel III fully phased-in common equity tier 1 capital ratio
1
Q/R
11.1
%
11.3
%
11.5
%
11.6
%
11.7
%
4Q16 Change
2016 Change
QUARTERLY TRENDS
FULL YEAR
3Q16
4Q15
2015

Key performance metrics, Non-GAAP Financial Measures and reconciliations

(Adjusted excluding restructuring charges, special items and/or notable items)
$s in millions, except per share data
4Q16
3Q16
2Q16
1Q16
4Q15
2016
2015
$
%
$
%
$
%
Other income, adjusted
Other income (GAAP)
$28
$90
$18
$16
$23
($62)
(69%)
$5
22
%
$152
$94
$58
62
%
Less: Special items
—
—
—
—
—
—
—
—
—
—
—
—
—
Less: Notable items
—
67
—
—
—
(67)
(100)
—
—
67
—
67
100
Other income, adjusted (non-GAAP)
$28
$23
$18
$16
$23
$5
22
%
$5
22%
$85
$94
($9)
(10%)
Salaries and employee benefits, adjusted:
Salaries and employee benefits (GAAP)
$420
$432
$432
$425
$402
($12)
(3%)
$18
4
%
$1,709
$1,636
$73
4
%
Less: Restructuring charges and special items
—
—
—
—
(2)
—
—
2
100
—
3
(3)
(100)
Less: Notable items
—
11
—
—
—
(11)
(100)
—
—
11
—
11
100
Salaries and employee benefits, adjusted (non-GAAP)
$420
$421
$432
$425
$404
($1)
0%
$16
4
%
$1,698
$1,633
$65
4
%
Outside services, adjusted:
Outside services (GAAP)
$98
$102
$86
$91
$104
($4)
(4%)
($6)
(6%)
$377
$371
$6
2
%
Less: Restructuring charges and special items
—
—
—
—
2
—
—
(2)
(100)
—
26
(26)
(100)
Less: Notable items
—
8
—
—
—
(8)
(100)
—
—
8
—
8
100
Outside services, adjusted (non-GAAP)
$98
$94
$86
$91
$102
$4
4
%
($4)
(4%)
$369
$345
$24
7
%
Occupancy, adjusted:
Occupancy (GAAP)
$77
$78
$76
$76
$74
($1)
(1%)
$3
4
%
$307
$319
($12)
(4%)
Less: Restructuring charges and special items
—
—
—
—
—
—
—
—
—
—
17
(17)
(100)
Less: Notable items
—
—
—
—
—
—
—
—
—
—
—
—
—
Occupancy, adjusted (non-GAAP)
$77
$78
$76
$76
$74
($1)
(1%)
$3
4
%
$307
$302
$5
2
%
Equipment expense, adjusted:
Equipment expense (GAAP)
$69
$65
$64
$65
$67
$4
6
%
$2
3
%
$263
$257
$6
2
%
Less: Restructuring charges and special items
—
—
—
—
—
—
—
—
—
—
1
(1)
(100)
Less: Notable items
—
—
—
—
—
—
—
—
—
—
—
—
—
Equipment expense, adjusted (non-GAAP)
$69
$65
$64
$65
$67
$4
6
%
$2
3
%
$263
$256
$7
3
%
Amortization of software, adjusted:
Amortization of software (GAAP)
$44
$46
$41
$39
$38
($2)
(4%)
$6
16
%
$170
$146
$24
16
%
Less: Restructuring charges and special items
—
—
—
—
—
—
—
—
—
—
—
—
—
Less: Notable items
—
3
—
—
—
(3)
(100)
—
—
3
—
3
100
Amortization of software, adjusted (non-GAAP)
$44
$43
$41
$39
$38
$1
2
%
$6
16
%
$167
$146
$21
14
%
Other operating expense, adjusted:
Other operating expense (GAAP)
$139
$144
$128
$115
$125
($5)
(3%)
$14
11
%
$526
$530
($4)
(1%)
Less: Restructuring charges and special items
—
—
—
—
—
—
—
—
—
—
3
(3)
(100)
Less: Notable items
—
14
—
—
—
(14)
(100)
—
—
14
—
14
100
Other operating expense, adjusted (non-GAAP)
$139
$130
$128
$115
$125
$9
7
%
$14
11%
$512
$527
($15)
(3%)
Restructuring charges, special expense items and notable expense items include:
Restructuring charges
$—
$—
$—
$—
$—
$—
—%
$—
—%
$—
$26
($26)
(100)%
Special items
—
—
—
—
—
—
—
—
—
—
24
(24)
(100)
Notable items
—
36
—
—
—
(36)
(100)
—
—
36
—
36
100
Restructuring charges, special expense items and notable expense items
$—
$36
$—
$—
$—
($36)
(100%)
$—
—%
$36
$50
($14)
(28%)
3Q16
4Q15
2015
QUARTERLY TRENDS
FULL YEAR
4Q16 Change
2016 Change

Key performance metrics, Non-GAAP Financial Measures and reconciliations

$s in millions
Consumer
Banking
Commercial
Banking
Other
Consolidated
Consumer
Banking
Commercial
Banking
Other
Consolidated
Consumer
Banking
Commercial
Banking
Other
Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)
A
$92
$172
$18
$282
$92
$162
$43
$297
$90
$164
($11)
$243
Less: Preferred stock dividends
—
—
—
—
—
—
7
7
—
—
—
—
Net income available to common stockholders
B
$92
$172
$18
$282
$92
$162
$36
$290
$90
$164
($11)
$243
Return on average tangible common equity:
Average common equity (GAAP)
$5,275
$5,278
$9,092
$19,645
$5,190
$5,172
$9,448
$19,810
$5,110
$5,040
$9,618
$19,768
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
1
1
—
—
1
1
—
—
2
2
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
523
523
—
—
509
509
—
—
496
496
Average tangible common equity
C
$5,275
$5,278
$2,738
$13,291
$5,190
$5,172
$3,080
$13,442
$5,110
$5,040
$3,236
$13,386
Return on average tangible common equity
B/C
6.97
%
12.94
%
NM
8.43
%
7.04
%
12.50
%
NM
8.58
%
7.09
%
13.04
%
NM
7.30
%
Return on average total tangible assets:
Average total assets (GAAP)
$58,066
$48,024
$41,225
$147,315
$56,689
$47,902
$39,808
$144,399
$55,660
$47,388
$39,131
$142,179
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
1
1
—
—
1
1
—
—
2
2
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
523
523
—
—
509
509
—
—
496
496
Average tangible assets
D
$58,066
$48,024
$34,871
$140,961
$56,689
$47,902
$33,440
$138,031
$55,660
$47,388
$32,749
$135,797
Return on average total tangible assets
A/D
0.63
%
1.42
%
NM
0.79
%
0.64
%
1.35
%
NM
0.86
%
0.65
%
1.39
%
NM
0.72
%
Efficiency ratio:
Noninterest expense (GAAP)
E
$649
$187
$11
$847
$650
$181
$36
$867
$632
$186
$9
$827
Net interest income (GAAP)
639
347
—
986
621
327
(3)
945
602
314
7
923
Noninterest income (GAAP)
227
122
28
377
229
123
83
435
219
122
14
355
Total revenue (GAAP)
F
$866
$469
$28
$1,363
$850
$450
$80
$1,380
$821
$436
$21
$1,278
Efficiency ratio
E/F
74.90
%
39.83
%
NM
62.18
%
76.46
%
40.21
%
NM
62.88
%
76.98
%
42.88
%
NM
64.71
%
Consumer
Banking
Commercial
Banking
Other
Consolidated
Consumer
Banking
Commercial
Banking
Other
Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)
A
$71
$133
$19
$223
$67
$152
$2
$221
Less: Preferred stock dividends
—
—
7
7
—
—
—
—
Net income available to common stockholders
B
$71
$133
$12
$216
$67
$152
$2
$221
Return on average tangible common equity:
Average common equity (GAAP)
$5,089
$4,790
$9,688
$19,567
$4,831
$4,787
$9,741
$19,359
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
3
3
—
—
3
3
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
481
481
—
—
468
468
Average tangible common equity
C
$5,089
$4,790
$3,290
$13,169
$4,831
$4,787
$3,330
$12,948
Return on average tangible common equity
B/C
5.59
%
11.19
%
NM
6.61
%
5.50
%
12.57
%
NM
6.75
%
Return on average total tangible assets:
Average total assets (GAAP)
$55,116
$45,304
$38,360
$138,780
$54,065
$43,835
$38,398
$136,298
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
3
3
—
—
3
3
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
481
481
—
—
468
468
Average tangible assets
D
$55,116
$45,304
$31,962
$132,382
$54,065
$43,835
$31,987
$129,887
Return on average total tangible assets
A/D
0.52
%
1.18
%
NM
0.68
%
0.49
%
1.37
%
NM
0.67
%
Efficiency ratio:
Noninterest expense (GAAP)
E
$616
$187
$8
$811
$624
$180
$6
$810
Net interest income (GAAP)
581
300
23
904
565
301
4
870
Noninterest income (GAAP)
208
99
23
330
226
107
29
362
Total revenue (GAAP)
F
$789
$399
$46
$1,234
$791
$408
$33
$1,232
Efficiency ratio
E/F
78.08
%
46.74
%
NM
65.66
%
78.85
%
44.02
%
NM
65.76
%
THREE MONTHS ENDED DEC 31,
THREE MONTHS ENDED SEPT 30,
THREE MONTHS ENDED JUNE 30,
2016
2016
2016
THREE MONTHS ENDED MAR 31,
THREE MONTHS ENDED DEC 31,
2016
2015

Key performance metrics, Non-GAAP Financial Measures and reconciliations

$s in millions
Consumer
Banking
Commercial
Banking
Other
Consolidated
Consumer
Banking
Commercial
Banking
Other
Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)
A
$345
$631
$69
$1,045
$262
$579
($1)
$840
Less: Preferred stock dividends
—
—
14
14
—
—
7
7
Net income available to common stockholders
B
$345
$631
$55
$1,031
$262
$579
($8)
$833
Return on average tangible common equity:
Average common equity (GAAP)
$5,166
$5,071
$9,461
$19,698
$4,739
$4,666
$9,949
$19,354
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
2
2
—
—
4
4
Add: Average deferred tax liabilities  related to goodwill (GAAP)
—
—
502
502
—
—
445
445
Average tangible common equity
C
$5,166
$5,071
$3,085
$13,322
$4,739
$4,666
$3,514
$12,919
Return on average tangible common equity
B/C
6.68
%
12.44
%
NM
7.74
%
5.53
%
12.41
%
NM
6.45
%
Return on average total tangible assets:
Average total assets (GAAP)
$56,388
$47,159
$39,636
$143,183
$52,848
$42,800
$39,422
$135,070
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
2
2
—
—
4
4
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
502
502
—
—
445
445
Average tangible assets
D
$56,388
$47,159
$33,260
$136,807
$52,848
$42,800
$32,987
$128,635
Return on average total tangible assets
A/D
0.61
%
1.34
%
NM
0.76
%
0.50
%
1.35
%
NM
0.65
%
Efficiency ratio:
Noninterest expense (GAAP)
E
$2,547
$741
$64
$3,352
$2,456
$709
$94
$3,259
Net interest income (GAAP)
2,443
1,288
27
3,758
2,198
1,162
42
3,402
Noninterest income (GAAP)
883
466
148
1,497
910
415
97
1,422
Total revenue (GAAP)
F
$3,326
$1,754
$175
$5,255
$3,108
$1,577
$139
$4,824
Efficiency ratio
E/F
76.57
%
42.26
%
NM
63.80
%
79.02
%
44.94
%
NM
67.56
%
FULL YEAR
2016
2015

Net income per average common share -  diluted, adjusted (non-GAAP)
Key performance metrics, Non-GAAP Financial Measures and reconciliations

$s in millions
DEC. 31,
SEP. 30,
JUNE 30,
MAR. 31,
DEC. 31,
SEP. 30,
JUNE 30,
MAR. 31,
DEC. 31,
SEP. 30,
JUNE 30,
MAR. 31,
DEC. 31,
SEP. 30,
2016
2016
2016
2016
2015
2015
2015
2015
2014
2014
2014
2014
2013
2013
Total revenue, adjusted:
Total revenue (GAAP)
A
$1,363
$1,380
$1,278
$1,234
$1,232
$1,209
$1,200
$1,183
$1,179
$1,161
$1,473
$1,166
$1,158
$1,153
Less: Special items
—
—
—
—
—
—
—
—
—
—
288
—
—
—
Less: Notable items
—
67
—
—
—
—
—
—
—
—
—
—
—
—
Total revenues, adjusted (non-GAAP)
B
$1,363
$1,313
$1,278
$1,234
$1,232
$1,209
$1,200
$1,183
$1,179
$1,161
$1,185
$1,166
$1,158
$1,153
Noninterest expense, adjusted:
Noninterest expense (GAAP)
C
$847
$867
$827
$811
$810
$798
$841
$810
$824
$810
$948
$810
$818
$788
Less: Restructuring charges and special items
—
—
—
—
—
—
40
10
33
21
115
—
26
—
Less: Notable items
—
36
—
—
—
—
—
—
—
—
—
—
—
—
Noninterest expense, adjusted (non-GAAP)
D
$847
$831
$827
$811
$810
$798
$801
$800
$791
$789
$833
$810
$792
$788
Efficiency ratio and efficiency ratio, adjusted:
Efficiency ratio
C/A
62
%
63
%
65
%
66
%
66
%
66
%
70
%
68
%
70
%
70
%
64
%
69
%
71
%
68
%
Efficiency ratio, adjusted (non-GAAP)
D/B
62
63
65
66
66
66
67
68
67
68
70
69
68
68
Net income, adjusted:
Net income (GAAP)
E
$282
$297
$243
$223
$221
$220
$190
$209
$197
$189
$313
$166
$152
$144
Add: Restructuring charges and special items, net of income tax expense (benefit)
—
—
—
—
—
—
25
6
20
13
(108)
—
17
—
Add: Notable items, net of income tax expense (benefit)
—
(19)
—
—
—
—
—
—
—
—
—
—
—
—
Net income, adjusted (non-GAAP)
F
$282
$278
$243
$223
$221
$220
$215
$215
$217
$202
$205
$166
$169
$144
average
common
share -
diluted,
adjusted
Net income available to common stockholders (GAAP)
G
$282
$290
$243
$216
$221
$213
$190
$209
$197
$189
$313
$166
$152
$144
Add: Restructuring charges and special items, net of income tax expense (benefit)
—
—
—
—
—
—
25
6
20
13
(108)
—
17
—
Add: Notable items, net of income tax expense (benefit)
—
(19)
—
—
—
—
—
—
—
—
—
—
—
—
Net income available to common stockholders, adjusted (non-GAAP)
H
$282
$271
$243
$216
$221
$213
$215
$215
$217
$202
$205
$166
$169
$144
Average
common shares
outstanding -
diluted
(GAAP)
P
513,897,085
521,122,466
530,365,203
530,446,188
530,275,673
533,398,158
539,909,366
549,798,717
550,676,298
560,243,747
559,998,324
559,998,324
559,998,324
559,998,324
Net
income
per
average
common
share
-
diluted
G/P
$0.55
$0.56
$0.46
$0.41
$0.42
$0.40
$0.35
$0.38
$0.36
$0.34
$0.56
$0.30
$0.27
$0.26
H/P
0.55
0.52
0.46
0.41
0.42
0.40
0.40
0.39
0.39
0.36
0.37
0.30
0.30
0.26
Return on average tangible common equity and return on average tangible common equity, adjusted:
Average common equity (GAAP)
$19,645
$19,810
$19,768
$19,567
$19,359
$19,261
$19,391
$19,407
$19,209
$19,411
$19,607
$19,370
$19,364
$19,627
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
Less: Average other intangibles (GAAP)
1
1
2
3
3
4
5
5
6
6
7
7
8
9
Add: Average deferred tax liabilities related to goodwill (GAAP)
523
509
496
481
468
453
437
422
403
384
369
351
342
325
Average tangible common equity
J
$13,291
$13,442
$13,386
$13,169
$12,948
$12,834
$12,947
$12,948
$12,730
$12,913
$13,093
$12,838
$12,822
$13,067
Return on average tangible common equity
G/J
8.43
%
8.58
%
7.30
%
6.61
%
6.75
%
6.60
%
5.90
%
6.53
%
6.12
%
5.81
%
9.59
%
5.24
%
4.71
%
4.34
%
Return on average tangible common equity, adjusted (non-GAAP)
H/J
8.43
8.02
7.30
6.61
6.75
6.60
6.67
6.73
6.76
6.22
6.28
5.24
5.24
4.34
Return on average total tangible assets and return on average total tangible assets, adjusted:
Average total assets (GAAP)
K
$147,315
$144,399
$142,179
$138,780
$136,298
$135,103
$135,521
$133,325
$130,671
$128,691
$127,148
$123,904
$120,393
$117,386
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
Less: Average other intangibles (GAAP)
1
1
2
3
3
4
5
5
6
6
7
7
8
9
Add: Average deferred tax liabilities related to goodwill (GAAP)
523
509
496
481
468
453
437
422
403
384
369
351
342
325
Average tangible assets
L
$140,961
$138,031
$135,797
$132,382
$129,887
$128,676
$129,077
$126,866
$124,192
$122,193
$120,634
$117,372
$113,851
$110,826
Return on average total tangible assets
E/L
0.79
%
0.86
%
0.72
%
0.68
%
0.67
%
0.68
%
0.59
%
0.67
%
0.63
%
0.61
%
1.04
%
0.57
%
0.53
%
0.52
%
Return on average total tangible assets, adjusted (non-GAAP)
F/L
0.79
0.80
0.72
0.68
0.67
0.68
0.67
0.69
0.69
0.66
0.68
0.57
0.59
0.52
FOR THE THREE MONTHS ENDED
Net
income per
average
common
share
-
diluted,
and net
income
per

49